As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10405

Alpine Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: 10/31/2007

Date of reporting period: 10/31/2007

Item 1. Report to Stockholders.

EQUITY & INCOME FUNDS
Annual Report | ’07

Alpine Dynamic Balance Fund	Alpine Dynamic Financial Services Fund	Alpine Municipal Money Market Fund
Alpine Dynamic Dividend Fund	Alpine Dynamic Innovators Fund	Alpine Ultra Short Tax Optimized Income Fund

OCTOBER 31, 2007

Alpine’s Investment Outlook

Dear Investor:

This has been a challenging year as the tone of both investor sentiment and confidence have turned from minimum to maximum risk aversion. The prospects for our economy appears less certain at this stage of the business cycle than it has for several years, even though GDP growth ranges from stable to strong abroad. The economic coupling between our domestic economy and those abroad appears looser than during recent cycles. While trade is a major part of the global glue which connects economies, we see growing importance in investment capital transfers in this era of great global financial liquidity. Alpine’s managers believe that the next year could initiate a period of transition from an uncertain world view toward events and more stable trends which could help re-price risk and enhance visibility of investment cash flows.

The subprime mortgage collapse has revealed structural weakness in parts of our financial system and unearthed poorly structured investment funds which were inappropriately sold by Wall Street. This has created a crisis of confidence in both the credit rating agencies and guarantors upon whom the market has relied for valuations. The market has lowered valuations of both issuers and holders of mortgage and asset backed securities. Banks, forced to hold these securities are now stingy lenders. In turn, this has led to fears of a forced deleveraging of the economy, if not a credit crunch which might induce a recession. We are not convinced that a recession is imminent, but recognize elevated risks.

The still vast global liquidity will likely continue to be focused on companies, industries, countries and regions where capital investment can generate attractive returns. The falling dollar has made American assets and products 10 to 30 percent cheaper for much of the world than they were a year ago. Thus, our exports have increased, as has tourism here. Barring a recession, the dollar may not be as weak in 2008 as in recent years, even though many countries are beginning to focus on more broadly diversifying their foreign exchange reserves away from the U.S. dollar. Nonetheless, the long-term trend of capital flowing from retirement funds and mature economies toward emerging regions with massive requirements for fixed investment in buildings, infrastructure and equipment to support and sustain business and employment growth should continue.

The major opportunity for U.S. investors participating in global investing has only been recognized over the past few years. The U.N. published a report on population trends and urbanization several months ago, forecasting that two-thirds of the world’s population will be living in large cities by 2050. This compares with roughly half today. The bulk of this growth is projected for Asia and Latin America. Countries in these regions must do all that they can to provide for the growth of the middle class lest these megalopolises become slums and breeding grounds for political and social instability. This may competitively pressure wages relative to the U.S., but such competition should help contain global inflation. Enhanced productivity is another force which lowers inflation, and this can be stimulated by innovation, which has long been a driver of our economic growth. Globally, a growing emphasis on education from grade schools through advanced degrees suggests more innovation, as well as competition. Thus, Alpine foresees an expansion of innovation and entrepreneurial opportunities world wide for equity investors. This has underpinned Alpine’s broadening the international scope of our investment programs since the start of our first international fund in 1989 and our plans for the future.

We are confident that innovation should also aid the structured finance markets. Restructuring by the strategists of Wall Street must provide more transparency of underlying cash flows, facilitating better pricing of assets and enhanced marketability. Now, the first step is to stabilize the underlying problems in the mortgage markets and permit the rating agencies to revisit their criteria for valuation. Resolution of the ideological divide between those who favor government intervention to soften and stretch out the fallout from this crisis, versus others who favor the dispassionate displacement of market adjustments, will likely be a key factor assessing the duration of this situation.

Our portfolios reflect a work in progress as we assess opportunities and risks in the marketplace today. Like prior periods of financial distress, a bottom will not be visible until after we pass it. So the current market psychology may overstate the risks to global capital market liquidity and, misprice prospects for equity investors. This can create opportunity for investors focused on long-term trends and valuations.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g.depreciation) and interest expense to pretax income.

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Value of a $10,000 Investment

Alpine Dynamic Dividend Fund

Moodyís Equity Growth Income Index

S&P 500 Index – Divs Reinvested

  $22,000

  $21,000

  $20,000

  $19,000

  $18,000

  $17,000

  $16,000

  $15,000

  $14,000

  $13,000

  $12,000

  $11,000

  $10,000

   $21,562

   $15,467

   $16,319

  Sep 22
03

 Oct 31
03

 Apr 30
04

  Oct 31
04

  Apr 30
05

  Oct 31
05

    Apr 30
06

    Oct 31
06

     Apr 30
07

     Oct 31
07

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Moody’s Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The Moody’s Equity Mutual Fund Growth Income Index, the S&P Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as advisor fees. The performance for the Dynamic Dividend Fund reflects fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 10/31/07
	1 Year	3 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	21.66%	17.32%	20.57%

Moody’s Equity Mutual Fund Growth Income Index	14.87%	12.27%	11.20%

S&P 500 Index	14.56%	13.16%	12.67%

Lipper Equity Income Fund Average	13.49%	13.95%	14.05%

Lipper Equity Income Fund Ranking	20/255	29/194	2/152

Alpine Dynamic Dividend Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Industrials 19.2%

Utilities 1.1%

Telecommunication 2.9%

Information Technology 5.9%

Health Care 6.8%

Consumer Staples 8.6%

Materials 9.3%

Energy 11.7%

Financial - Banks 16.9%

Consumer Discretionary 17.6%

1.	Macquarie Infrastructure Co. LLC	2.29%
2.	Man Group Plc	2.16%
3.	Temple-Inland, Inc.	2.14%
4.	Diamond Offshore Drilling, Inc.	1.82%
5.	PepsiCo, Inc.	1.75%
6.	Aircastle Ltd	1.74%
7.	United Technologies Corp.	1.74%
8.	America Movil SA de CV	1.72%
9.	Regal Entertainment
	Group - Class A	1.72%
10.	Brookdale Sr Living, Inc.	1.71%

*

Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

The Alpine Dynamic Dividend Fund (ADVDX) completed its fourth full year of operation with very strong results, outperforming both the broad market averages and the Lipper Average of its equity income fund peers while also distributing a substantial dividend yield. ADVDX produced a total return of 21.66% for the fiscal year ended October 31, 2007 versus a 14.56% gain for the S&P 500 Stock Index and a 13.49% return for the Lipper Equity Income Fund Average for the same time period. Since inception on September 22, 2003, ADVDX has produced an annualized return of 20.57%, which compares favorably to a return of 12.67% for the S&P 500 Index and a 14.05% annualized return for the Lipper Equity Income Fund Average.

We believe the Alpine Dynamic Dividend Fund offers a distinct and balanced approach to optimizing both tax-qualified dividend income and long-term growth of capital. ADVDX ranked #2 based on total return out of 152 funds in the equity income category according to Lipper since inception on 9/22/03 through 10/31/07. The Fund ended the period on April 30, 2007 with total net assets of $1,499 million.

ADVDX increased its dividend payment by 11.0% in fiscal 2007, providing a very attractive dividend yield

The shareholders of the Alpine Dynamic Dividend Fund received $1.758 in ordinary dividend income in fiscal 2007, with 100% of the distribution estimated to be qualified for the maximum taxable rate of 15%. This represents an 11.0% increase versus the amount paid in fiscal 2006. Based on the Fund’s closing NAV per share of $13.32 on 10/31/07, the $1.758 dividend payout represents a trailing twelve-month dividend yield of 13.20%. This high level of dividend income is unordinary among equity oriented funds.

ADVDX pays a regular monthly minimum dividend of $0.07 per share. In addition, in the third month of each quarter the Fund distributes excess dividend income that has been earned and accumulated during the quarter.

Our distinct investment approach combines three sub-strategies: Dividend Capture, Value, and Growth

ADVDX combines three research-driven investment strategies – Dividend Capture, Value, and Growth – to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies with the potential for dividend increases and capital appreciation. The Fund also offers some global diversification since a portion of the portfolio is invested in international dividend-paying equities. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

Our “Dividend Capture Strategy” enhances the qualified dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the

Alpine Dynamic Dividend Fund

dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the maximum 15% dividend tax rate.

Another facet of our dividend capture strategy is our search for core, long term holdings in companies that historically have generated consistent strong free cash flow and regular large dividend distributions, usually above 5%. Two of our largest holdings, Macquarie Infrastructure Trust (MIC) with a 6.5% current yield, and Regal Entertainment with a 6.4% yield, are examples of this strategy.

MIC owns and operates infrastructure businesses in the U.S. including airport services, parking facilities, and refined products bulk tank terminals. These businesses have high barriers to entry, long-term contracts and strong cash flow, and are growing through acquisition. Regal is the largest theater owner in the U.S., generating 20% of total U.S. box office revenue and is currently enjoying a rebound in theater attendance. Regal realized additional value by spinning off its in-theater advertising unit, National CineMedia, with the proceeds being returned to investors as a $2 special dividend in April 2007.

Several of our top holdings as of October 31, 2007 were companies that announced special dividend payments associated with restructurings and/or excess cash, and we believe there is the potential for additional upside value to be realized following their dividend payments.

Two of our top holdings in the restructuring strategy, Man Group and Temple-Inland, announced large returns of cash to shareholders associated with asset sales. Man Group (EMG LN) is an alternative asset manager based in the UK that paid a 10% special dividend in November 2007 following the sale of its stake in Man Financial (MF Global). We favor the asset management group within the financial sector as these companies are well positioned to continue to grow their assets and fees with an aging global demographic. Also, they generally have less exposure to the sub-prime and bridge loans that are currently hurting other financial companies.

Temple-Inland (TIN) is a US based conglomerate that paid a 20% special dividend in December 2007 following the proceeds of the sale of 1.5 million acres of their timberland assets for close to $2 billion. The sale was in association with its restructuring plan that will break TIN into three stand-alone publicly traded companies; Temple-Inland will consist of the corrugated packaging and building products segments, Guaranty Financial will include the financial services units, and Forestar will be comprised of the real estate group.

Many of our holdings in ADVDX are global companies that are benefiting from strong demand for their products and have been returning excess cash to shareholders. One top holding, America Movil (AMX),

based in Mexico, is the largest wireless operator in Latin America. The company is increasing its cell phone penetration rates by tapping into the strong growth of emerging market consumers throughout Latin America. Plus, AMX is increasing its data and internet opportunities in its developed markets. Earnings are expected to grow over 20% per year over the next several years and the company has become a strong cash flow generator now that its networks are largely built. This is illustrated by the 3% special dividend paid by AMX in November 2007 and we expect the potential for ongoing dividends to increase with cash flow.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. In our top 10 holdings, we would group Pepsi, United Technologies, and Aircastle Ltd in this category. These companies are estimated to grow earnings annually by 15-20% over the next several years and each raised their dividends by over 20% in 2007. We would expect additional dividend increases in 2008.

PepsiCo (PEP) is a diversified beverage, snack, and cereal company that is well positioned for consistent double digit EPS growth through international expansion and the strength of its domestic portfolio of businesses. Pepsi increased its commitment to returning excess cash to shareholders in 2007 with a 25% increase in its annual dividend to $1.50 (1.9% current yield) plus a $4–$5 billion annual repurchase target.

United Technologies (UTX) offers attractive upside potential as diversified manufacturers with strong international growth prospects, which should also benefit from a declining US dollar. UTX is well positioned in the aerospace and industrial sectors with its suite of industry leading companies including Otis elevators, Pratt & Whitney aircraft engines, Sikorsky helicopters, Carrier air conditioners and Chubb security and fire protection systems. Earnings are expected to grow close to 15% in each of the next two years and UTX increased its dividend payment by 20% in 2007 for a current dividend yield of 1.7%.

Aircastle Ltd (AYR) is one of the largest aircraft lessors in the world, with more than 100 modern passenger and cargo aircraft owned or on order. AYR is well positioned to benefit from strong global demand for modern aircraft that are more fuel efficient as fuel prices continue to soar. In addition, as the global economies continue to grow, so does demand for air travel from a growing global consumer base and from the growing number of industrialized cities in the world. AYR is forecasted to grow earnings by 30% in 2008 and 15-20% in the 2009 as the company receives new aircraft

Alpine Dynamic Dividend Fund

and leases them out at very attractive rates on long term contracts. In addition, the company has raised its dividend payment every quarter since going public in 2006 and is now providing a current dividend yield of 10.7%. AYR is committed to pay out 100% of its earnings as dividends to shareholders and we believe recent acquisitions should enable the company to continue to grow those. Demand is outstripping supply for aircraft as aircraft manufacturers are sold out until 2010 and fleet utilization is high.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income.

We would categorize two of our top holdings in this strategy; Diamond Offshore Drilling and Brookdale Senior Living. Diamond Offshore Drilling (DO), based in Houston, Texas, is one of the largest operators of mid-deepwater rigs and it is seeing strong demand for its services as oil is getting harder to find and exploration is moving further out to sea. This is resulting in substantial increases on rates for its long term contracts and the expectation of a doubling of earnings in the next two-three years, which we believe is just starting to be reflected in its current valuation. DO is generating significant free cash flows and has been returning it to shareholders as regular special dividends, having paid out $4 in February 2007 and another $1.25 in October 2007. We would expect the continuation of large cash returns in 2008 as the company is committed to paying out about 80% of earnings as dividends.

Brookdale Senior Living is the largest operator of senior housing facilities in the US, with close to 550 properties in the independent living, assisted living, continuing care and skilled nursing sub sectors. We believe that Brookdale is in a positive demographic with favorable occupancy levels over 90% and solid year over year price increases. The stock has come down on concerns about short term margin pressures associated with utilities and labor costs and concerns about project financing costs given the recent financial market turmoil. However, we believe the recent pullback is an opportunity to buy a company with a strong long term growth outlook with a current dividend yield of 6.7% that we expect should increase in 2008. Given the limited new capacity being added to the senior housing market and the growing demand for seniors for a range of housing options, we believe the sector should remain attractive over the long-term and that Brookdale is a good long term value at current levels.

Capturing international dividend opportunities is an important component of our dividend strategy

In addition to our multi-strategy and multi-cap approach, we also invest approximately 30-35% of our assets in international holdings. We have found attractive growth opportunities and traditionally larger dividend payouts than we see in the U.S. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return.

ADVDX is currently invested in equities based in 17 different countries, the majority of which would be considered mature countries. However we do have a small exposure to some emerging market economies and we continue to look for interesting dividend and capital appreciation opportunities in countries like Brazil, Mexico, and Russia. Following the United States, our current top three countries are Finland, Norway, and Sweden. The average dividend yield for the major indices in these three countries is currently 3.54% which is almost double the yield on the S&P 500 Index of 1.9%.

Outlook for 2008: We Remain Optimistic That Dividend Payers Should Outperform

As we look out to 2008, we continue to be optimistic about the prospect for the dividend paying stocks in our portfolio. While we need to be selective in our investments given recent market uncertainties, we continue to be encouraged by the total return opportunities in our dividend paying markets, particularly internationally. We believe investments outside the U.S. look very attractive based on the outlook for stronger earnings growth, higher dividend payouts, and our outlook for a long term secular decline in the U.S. dollar. And within the domestic US markets, we continue to find companies with strong and sustainable earnings growth and cash flow generation at attractive valuations, with many of our favorite US names having large international exposure.

The recent volatility in global equity markets has provided challenges and opportunities. While we have recently experienced short term challenges based primarily on uncertainty in the financial markets, as fundamental investors we also see longer term opportunities. Particularly, within our value strategy, we are looking to take advantage of recent declines in the equity markets to invest in still very strong companies with attractive dividend yields at more attractive valuations. While we do expect additional headline risks in the financial sector as we head into 2008, we still

Alpine Dynamic Dividend Fund

believe that global economic growth should remain solid and we continue to find very attractive global growth companies that are committed to returning cash to shareholders.

Companies are still sitting on very high levels of cash, which should place a floor on equity values. We would expect companies to look to use some of their excess cash to supplement slowing organic growth with strategic merger and acquisition (M&A) in 2008. However, there should still be substantial amounts of excess cash to be returned to shareholders either in the form of share repurchases or increased dividend payouts. Companies in the S&P 500 index currently payout approximately 37% of their earnings in the form of dividends versus a long term historical average of 54%. Given large cash positions, low payout ratios and lack of other uses of cash, we continue to believe that companies should increase their dividends in 2008 and beyond.

We continue to concentrate on global secular investment themes that we believe may outperform over the long term.

We remain bullish on global infrastructure and engineering companies as the rest of the world tries to catch up with the industrialized countries with regards to power plants, phones, roads, electricity, water treatment, sewage, and airports. In addition, the industrialized nations of the world have neglected their aging infrastructure and are now rebuilding and reinvesting. And many of these projects are supported by governments that are long term in focus and less sensitive to short term economic swings. Some of our favorite stocks are the companies that will supply this growth for what we believe will be many years to come and at much higher prices than achieved in the past.

We also still like the long term secular story for the basic materials and energy sectors based also on constrained supply and growing global demand. For example, we like the long term secular outlook for deepwater drillers as oil is getting harder to find and exploration is moving further out to sea. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of shorter term seasonal trading patterns. In addition, many of these companies are producing record amounts of free cash flow and we expect continued increases in regular and special dividend payouts.

We also favor the industrial and machinery companies that are supplying global growth and are also benefiting from aerospace and defense spending. With our favorites being companies that have the majority of their revenue generated overseas and have booked strong backlogs with visibility on this revenue for several years out. We also participate in a variation on investing in commodity companies, and that is through increasing global trade. We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry

The aging demographics of many of the industrialized countries should result in attractive long term growth opportunities for dividend payers in the asset management and healthcare sectors. The aging population will likely need to save more and also manage their assets more directly as countries and companies have cut back significantly on their pension promises. We believe this is positive for the asset managers around the globe. In addition, we like niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is more limited generic risk.

While we remain positive on the outlook for sustainable global economic growth in 2008, we also believe that a slowing US economy and financial market turmoil makes it prudent to also have a meaningful exposure in the telecom, utilities and consumer staples sectors. These sectors tend to be large dividend payers and more defensive in nature, with many of the consumer staple stocks having a substantial international revenue base. Within these groups, we continue to be selective and pick our holdings on a stock by stock basis where we see the best combination of earnings growth, valuation, and dividend opportunity.

At this time, we remain cautious on the financial sector, as we believe there is still more potential write-downs on mortgage-related assets and downward earnings revisions. While risks are real, we also believe that the valuations reflect a lot of this uncertainty and that the long term prospects for many businesses remain strong. Our strategy during the financial markets turmoil has been to add to the higher quality financial stocks on dips, but overall we would not look to increase our weightings substantially until we believe that the downside risk is quantifiable and that the upside reward is meaningful. We believe we will likely get additional clarity on the quality of balance sheets and future earnings growth potential in the first half of 2008.

Another sector that we remain cautious on at this time is consumer discretionary. We remain disciplined and selective in our investments in this group, with our current focus on the global high-end consumer and companies that are restructuring and providing some catalysts for earnings growth. We are cautious in general on consumer spending based on the turmoil in the housing markets and high energy prices, but this is balanced by overall employment levels which have has remained strong. And similar to the financial sector, we are consistently looking at opportunities within the global consumer sector where stocks may have been oversold and could offer long term value at current prices.

Alpine Dynamic Dividend Fund

If the housing and equity market volatility do spill over to the ever-resilient U.S. consumer or it start to impact employment levels, then we believe there is a higher risk of a general economic slowdown and we need to monitor this as investors. However, we do believe in that scenario that the Fed would be able to move in and act to lower interest rates to support economic growth and the equity markets would likely react positively to that scenario.

In summary, in a moderate growth environment and with financial market uncertainty, we believe investors will be drawn to high quality, internationally oriented, and potentially more defensive stocks. That should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors for investment opportunities. Positive fundamentals in many of our secular growth themes will be balanced with the risks of financial market turmoil, high oil prices, a potential economic slowdown in the U.S., and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. We believe we should continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2008.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital.

Earnings per share (EPS): Calculated by taking the total earnings divided by the number of shares outstanding.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Alpine Dynamic Innovators Fund

$9,000

$11,000

$13,000

$15,000

Alpine Dynamic Innovators Fund

Russell 2000 Growth Index

$14,379

$12,508

Value of a $10,000 Investment

Oct 31

07

Aug 31

07

Jun 30

07

Apr 30

07

Feb 28

07

Dec 31

06

Oct 31

06

Aug 31

06

Jul 11

06

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market. The NASDAQ Composite includes over 4,000 companies. The Russell 2000 Growth Index, Lipper Small-Cap Growth Funds Average, The S&P 500 Index, and the NASDAQ Composite index are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 10/31/07
	1 Year	Since Inception (07/11/2006)

Alpine Dynamic Innovators Fund	39.47%	32.04%

Russell 2000 Growth Total Return	16.73%	18.68%

Lipper Small-Cap Growth Funds Average	20.32%	19.43%

Lipper Small-Cap Growth Fund Ranking	9/578	17/557

Alpine Dynamic Innovators Fund

    Portfolio Distributions* (Unaudited)

Consumer Discretionary 2.8%

Energy 4.2%

Financials 3.2%

Health Care 16.9%

Industrials 7.0%

Telecommunications 1.2%

Information Technology 20.7%

Cash & Cash Equivalents 41.6%

Materials 2.4%

Top 10 Holdings* (Unaudited)

1.	Invitrogen Corp.	2.26%
2.	CME Group, Inc.	2.07%
3.	Priceline.com, Inc.	1.73%
4.	MEMC Electronic Materials, Inc.	1.51%
5.	Pediatrix Medical Group, Inc.	1.49%
6.	Google, Inc.	1.46%
7.	Merck & Co., Inc.	1.45%
8.	Air Products & Chemicals, Inc.	1.42%
9.	Dynamic Materials Corp.	1.36%
10.	Flir Systems, Inc.	1.29%

*	Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change.
Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

Alpine Dynamic Innovators Fund in its first full fiscal year ended October 31, 2007, has risen 39.47% in net asset value. This compares with the rise of the Standard & Poor’s 500 of 14.56% and the NASDAQ Composite Index of 21.75%. Since the inception of the Fund July 12, 2006, the net asset value has increased 40.79%.

During its first fiscal year, the Fund has moved from what we viewed as the incubation stage of an investment program to a demonstrable, successful realization of an investment strategy. Our plan in initiating the Fund was to concentrate investments in companies whose innovative products or business strategies provided near and long-term rapid growth potential. The selection of investment holdings demonstrates the availabilities of such opportunities. They cross the corporate spectrum from giants of innovation such as Google, Inc. and Apple, Inc., to small companies in the forefront of medical innovation and genetic technologies, such as Illumina, Inc. and Sequenom, Inc. The range of medical technology companies in the portfolio goes from Abaxis, Inc., manufacturer of portable blood analysis systems, to Invitrogen, Inc., leader in instrumentation for molecular biology research, to Intuitive Surgical, Inc., a leader in robotic surgery. A mature, major pharmaceutical company Merck & Co. has been added to the portfolio because of the outstanding potential of a newly introduced product. Medical technology is a significant part of the portfolio at 9.5%. As a leading area of much needed innovations, we believe it is likely to continue to grow rapidly in a slowing economy.

The spectrum of Healthcare ranging from services to medical technology equipment to pharmaceutical companies totals 16.9% of the portfolio at fiscal year-end. The investment potential of these fields is well illustrated by the performance during the year of four of the Fund’s outstanding gainers’, Intuitive Surgical, Inc. up 168.3%, Sequenom, Inc. up 115.1%, Illumina, Inc. up 56.3%, and Abaxis, Inc. up 53.7%.

Communications and equipment was led by our holdings in Apple Computer, up 37.2%, and Google, Inc. up 19.4%. Communications technology was an important contributor to portfolio growth, led by a 330.5% gain in VMWare, Inc., and 168.9% in VSE Corp.

The financial services group would have been expected to suffer losses characteristic of the credit based companies during the latter part of the fiscal year. This was the case with two of the significant holdings, Ambac Financial Group, purchased in September after a 40% decline from its top, then having fell an additional 37%, and Portfolio Recovery Associates, declining 13.1%. The major gainer in this group of holdings, CME Group, Inc., the parent company of the Chicago Mercantile Exchange, and the Chicago Board of Trade (a leading innovator of derivative investment vehicles), rose 11.5%.

An important part of the strategy of the Fund is to benefit by developing investor recognition of innovative opportunities, both over the short and long-term. In this

Alpine Dynamic Innovators Fund

respect we took substantial short-term capital gains relative to the size of the portfolio, a total of $1,838,000. For example, short-term gains were realized in Apple Computer, and then the shares were repurchased after a set-back. Other gains were realized through corporate acquisitions, most notably 45.7% in JLG Industries, and in computerized GPS mapmaker Navteq Corp., which received an acquisition bid 15% above our September purchase price.

The portfolio was never fully invested during the fiscal year. It began the year with cash and equivalents of 72.4% and ended with 40.6% uninvested in equities. We chose not to follow the flow of new investment monies into the Fund with immediate investment, but rather to concentrate on the selection of the most attractive innovative values as they appeared. We expect to continue the strategy of investing by opportunity rather than by flow of funds. The growing flow has certainly been helpful in allowing us a wider range of commitment, but we do not expect to simply add to holdings as prices advance and move closer to our targets. We aim to sustain the policy of holding issues which are well below target price, and buy new ones with a major opportunity for capital advance.

The unrealized portfolio gain at the end of the fiscal year was $2,973,512. The largest contributors to these unrealized gains were, in order, Flir Systems, Inc. (95.8%), Intuitive Surgical, Inc. (147.4%), VSE Corp.

(168.3%), Alvarian Ltd. (73.0%), Logitech International (26.7%), VM Ware, Inc. (330.4%), Apple Computer (37.2%), Google, Inc. (19.4%), Bolt Technology (31.0%), Sequenom, Inc. (124.9%).

The largest losses unrealized in the portfolio were Ambac Financial Group, Inc. (-36.9%), Broadcom Corp. (-19.8%), Portfolio Recovery Associates, Inc.
(-13.1%).

Looking forward, we believe we have identified a significant number of possible new investments with highly promising innovative products and expansionary business strategies. We are monitoring these companies and their securities with the intent of utilizing the Fund’s significant liquidity to take advantage of any moderating or declining valuations. Our review process is intense, utilizing the broad skill set and experience of our entire research group. All of us aim to take advantage of opportunities which should become increasingly apparent as corporate results and demand growth becomes clearer in the months ahead.

We greatly appreciate the support for this new Fund which has moved from its incubation stage to what we believe could be a period of significant growth promise.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress.

The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Alpine Dynamic Financial Services Fund

Value of a $10,000 Investement

$15,000

$14,000

$13,000

$12,000

$11,000

$10,000

$9,000

Nov 1
05

Nov 30
05

Dec 31
05

Mar 31
06

Jun 30
06

Sep 30
06

Oct 31
06

Dec 31
06

Mar 31
07

Jun 30
07

Sep 30
07

Oct  31
07

$14,776

$13,375

$10,436

Alpine Dynamic Financial Services Fund

PHLX/KBW Bank Index – Capital-Weight

S&P 500 Index – Divs Reinvested

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. The NASDAQ Financial 100 Index, PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 10/31/07

	1 Year	Since Inception (11/1/2005)

Alpine Dynamic Financial Services Fund	21.64%	21.59%

NASDAQ Financial—100 Index	-1.24%	3.40%

PHLX Bank Index	-9.20%	2.16%

S&P 500 Index	14.56%	15.67%

Lipper Financial Services Funds Average	0.66%	9.26%

Lipper Financial Services Fund Ranking	1/124	1/112

Alpine Dynamic Financial Services Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Captial Markets 38.7%

Consumer Finance 0.2%

Transportation

Infrastructure 1.8%

IT Services 3.1%

Diversified Financial

Services 4.6%

Insurance 5.6%

Thrifts & Mortgage

Finance 14.2%

Commerical Banks 31.8%

1.	Banco Estado Rio Grande Sul	4.71%
2.	Blackstone Group L P	4.70%
3.	MF Global Ltd	4.10%
4.	Interactive Brokers Group, Inc.	4.00%
5.	Sanders Morris Harris Group, Inc.	3.66%
6.	NYSE Euronext	3.47%
7.	Alliance Bancorp Inc.	3.44%
8.	Nasdaq Stock Market, Inc.	2.59%
9.	Nymex Holdings, Inc.	2.37%
10.	JMP Group, Inc.	2.22%

*

Portfolio holdings and sector distributions are as
of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

Alpine Dynamic Financial Services Fund generated a 21.64% total return for the fiscal year ended October 31, 2007. According to Lipper this Fund was ranked the best, based on total return, among all 124 financial services funds during the same one-year period. The results also compare favorably to returns for the NASDAQ 100 Financial Index of -1.24% and the PHLX/KBW Bank Index of -9.20%.

Fiscal 2007 proved to be a difficult period for financial stocks as problems in the subprime mortgage market intensified as the year progressed. What first started as an issue for the subprime mortgage companies has spread to commercial banks, investment banks and thrift institutions. The subprime problem has also been exported to financial organizations around the world. The uncertainty of not knowing which companies have exposure to subprime loans, or the amount of writedowns companies with known exposure will have to take, causes the greatest concern among investors. Wall Street’s distaste for the unknown has resulted in many investors blindly selling their financial stocks regardless of their subprime exposure or market valuation.

The subprime mortgage concerns also spilled over into the overall market. By fiscal year’s second half, liquidity in the global credit markets began to dry up. Investors seeking safety plowed their money into U.S. Treasury securities which drove their yields down. At the same time, yields on all other securities rose causing credit spreads to widen. In the equity markets, the lack of liquidity caused a temporary decline in the volume of initial public offerings and merger announcements. Recognizing the strain in the capital markets, the Federal Reserve stepped in by providing liquidity and easing monetary policy through interest rate cuts.

After reaching new highs, financial and bank indices became more volatile in the second half of the year. This aided our performance as we implemented one of our investment strategies of actively investing in a full range of sub-sectors within the Financial Services industry. We used our top-down/bottom-up analysis in selecting stocks, acting quickly to changes in market sentiment and industry fundamentals.

Also contributing to the return was another investment strategy of finding companies which may participate in the industry consolidation. During fiscal 2007, thirteen holdings in the Fund were acquired. These holdings were primarily small community banks. Geographically, these holdings were dispersed around the country. New Jersey accounted for the most mergers with three announced deals. Boardwalk Bancorp is planning to merge into neighboring Cape Savings Bank. Commerce Bancorp is being acquired by Toronto-Dominion Bank in Canada. Yardville National Bancorp signed a merger agreement with PNC Financial Services Group. Another holding in the Northeast, Great Lake Bancorp of Buffalo, New York merged with nearby First Niagara Financial Group.

Alpine Dynamic Financial Services Fund

In the Southeast, Virginia based Premier Community Bankshares sold to United Bankshares of West Virginia. There were two mergers announced in Florida. Coast Financial Holdings was sold in a distressed sale to First Banks from St. Louis, Missouri. Commercial Bankshares in Miami was acquired by Alabama based Colonial BancGroup. Compass Bankshares, which is headquartered in Birmingham, Alabama but has a franchise that extends west through the southern states, sold to the Spanish bank, Banco Bilbao Vizcaya Argentaria. In the west, two of our California holdings were acquired. First Republic Bank sold to the brokerage firm Merrill Lynch. Placier Sierra Bancshares was involved in an in-state merger with Wells Fargo.

There were also three non-bank mergers this fiscal year. Insurer KMG America Corporation signed a merger agreement with health services provider Humana Inc. Online bill payment provider CheckFree Corporation was acquired by Fiserv. The options exchange International Securities Exchange Holdings is merging into Deutsche Boerse. The sub-sectors of the last two mentioned mergers, financial information technology, and exchanges are rapidly consolidating. In addition to searching the bank universe for consolidation candidates, we are also searching these sub-sectors.

Top Five Holdings

The largest position in the Fund is a Brazilian bank, Banco Estado Rio Grande Sul. We started investing in Brazil this year as the expected growth prospects in the country appear superior to those in the U.S.

The second and third largest holdings are Blackstone Group, L.P., and Fortress Investment Group, LLC. Blackstone is a prominent private equity firm and Fortress is an asset manager of hedge funds. We believe both stocks are attractively priced due to the recent sell-off related to concerns over a potential tax increase, as well as declining incentive fees this year. We believe any tax bill will likely be delayed and watered down. As for incentive fees, this is the most cyclical part of their business model, but over time, this revenue stream should revert to its median growth trend. The most important factor is that assets under management at both companies are growing.

MF Global Ltd. is the fourth largest position. This is a Bermuda based broker of exchange listed futures and options. The company provides execution and clearing for derivative and cash products like interest rates, equities, foreign currencies, energy, and metals. These are areas of the market which are experiencing strong growth.

Interactive Brokers Group is the Fund’s fifth largest investment. The company originally started out offering execution of equity options for institutional and professional traders. The company has expanded its services to include equities and other derivatives, and now has memberships in over 60 exchanges around the world. Growth opportunities for the firm come from increasing their market share of institutional investors and international expansion of products.

Outlook

As we enter fiscal 2008, weakness in the residential real estate market continues to hinder financial stocks. We expect loan charge-offs to increase during the year, but remain at manageable levels for most banks. We expect moderate balance sheet growth for banks along with some improvement in the net interest margin during the second half of the fiscal year. The more challenging business climate should lead to an increase in industry consolidation. We believe the acquiring banks are currently waiting until they get better confidence in their assessment of the problems in construction and residential mortgage lending before resuming their acquisition strategies. In the capital market sector, we expect credit and liquidity concerns should keep equity and high yield underwriting at moderate levels at the beginning of the year. As the Federal Reserve continues to ease the capital markets this should start to improve.

The volatility in the capital markets provide the opportunity for trading revenues to surprise on the upside for the brokers. The volatility may also cause an increase in trading revenue, especially in the derivatives markets. The opportunity for an increase in revenues along with no credit exposure and potential for further consolidation, make the exchange stock sub-sector our favorite group.

Although our outlook is challenging for the sector in 2008, we believe this is reflected in the price of many stocks. The market multiples of small community bank stocks are approaching valuation seen during the last real estate downturn of the early 1990’s. Yet when comparing that period to the current, we are in a much stronger position today to handle a real estate slowdown. From a macro-view, inflation, interest rates, and unemployment are all lower. Even with the weak housing market, the economy is expanding. The labor market, consumption, investments, government spending, and exports, are all contributing to GDP growth. As for the banking industry, the level of nonperforming loans is more manageable, loan loss reserve coverage is higher, capital ratios are stronger and risk management techniques are better today than they were in the early 1990’s.

Alpine Dynamic Financial Services Fund

While financial stocks appear inexpensive, there needs to be a catalyst for the stocks to outperform. We feel there may be several. The first is more monetary easing by the Federal Reserve. This should provide liquidity and draw investors attention to interest-sensitive stocks. A second catalyst would be a continuation of the recent announced stock buybacks along with insider buying. This should provide some buying support for the individual stocks, but more importantly, it sends a message of confidence in the strength of their balance sheets and their business outlook. A third catalyst would be an increase in industry consolidation which we expect later in the year. Typically when the pace of merger activity increases, so does the market valuation of the group. The final catalyst would be a sign of stabilization in the residential real estate market. Speculation in the market was the seed of the current problems. With time, we believe the market should reach equilibrium and the losses may diminish. Any change to our view of a turnaround in financial stocks would be a deteriorating labor market, along with a weaker commercial real estate market.

We end by thanking all our investors for your support and wish you all a healthy, happy and prosperous New Year.

Peter J. Kovalski
Portfolio Manager

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Alpine Dynamic Balance Fund

Alpine Dynamic Balance Fund

Moody’s Balanced Equity Fund Index

S&P 500 Index – Divs Reinvested

$16,846

$13,623

$13,563

$18,000

$17,000

$16,000

$15,000

$14,000

$13,000

$12,000

$11,000

$10,000

$9,000

$8,000

$7,000

Jun 7
01

Oct 31
01

Apr 30
02

Oct 31
02

Apr 30
03

Oct 31
03

Apr 30
04

Oct 31
04

Apr 30
05

Oct 31
05

Apr 30
06

Oct 31
06

Apr 30
07

Oct 31
07

Value of a $10,000 Investment

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Moody’s Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on global funds. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed Target Growth Allocation Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Moody’s Equity Mutual Fund Balanced Index, the S&P 500 Index and the Lipper Mixed Target Growth Allocation Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 10/31/07

	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	4.03%	8.05%	12.21%	8.49%

Moody’s Equity Mutual Fund Balanced Index	10.85%	9.70%	9.99%	4.95%

S&P 500 Index	14.56%	13.16%	13.88%	4.88%

Lipper Mixed Target Allocation Growth Funds Average	13.54%	11.31%	11.74%	5.51%

Lipper Mixed Target Allocation Growth Fund Ranking	622/628	480/522	142/397	29/303

Alpine Dynamic Balance Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings * (Unaudited)

Financial/Banks 28.5%

Information Technology 0.3%

Cash & Cash Equivalents 0.7%

Consumer Staples 2.4%

Health Care 2.9%

Energy 3.7%

Utilities 5.5%

Materials 9.1%

Industrials 10.8%

Consumer Discretionary 10.9%

U.S. Gov’t Obligations 25.2%

1.	U.S. Treasury Bond,
	5.250%, 11/15/2028	11.49%
2.	U.S. Treasury Bond,
	6.000%, 2/15/2026	7.44%
3.	Allegheny Energy, Inc.	4.01%
4.	The Goldman Sachs Group, Inc.	3.76%
5.	CONSOL Energy, Inc.	3.30%
6.	Simon Property Group, Inc.	2.59%
7.	Eagle Materials, Inc.	2.53%
8.	U.S. Treasury Bond,
	6.250%, 8/15/2023	2.51%
9.	Fannie Mae	2.47%
10.	Black & Decker Corp.	2.44%

*

Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

The Alpine Dynamic Balance Fund provided a 4.03% return for the fiscal year ending October 31, 2007. This compares with 10.85% for the Moody’s Equity Mutual Fund Balanced Index in the same period.

Since inception in 2001, the fund has provided an average annual return of 8.49% compared with 4.95% for the Moody’s Balance Fund Average.

The largest investments in the Fund portfolio continue to be long-term United States Treasury Bonds. At the end of the period they constituted 21.5% of the portfolio. These bonds together with cash equivalents totaled 30.4% of the portfolio.

Among equities, the largest segment of holdings were commercial products and services; 12.3% of the portfolio. These holdings provided a diverse cross-section of the industrial economy, with a strong growth bias. The two largest investments in this sector were Eagle Materials, Inc., a major cement and wall board producer, which has had an 86.6% gain since purchase in 2004, and Autoliv, Inc., the Swedish producer of auto safety equipment which has had a 26.9% gain since 2004 purchase. Other long-term holdings with important specialty product positions included Ametek, Inc. with a 58.7% gain since 2005, and McGrath Corp. with a 39% gain since 2005. Among larger, more diverse enterprises are conglomerates, General Electric Company providing an 11% gain since 2006, and Honeywell, Inc. up 28.8% since purchase in March, 2007, as well as asset rich, Temple Inland Inc., with a 39.5% gain since 2004.

The Fund’s energy production and equipment holdings have been particularly profitable with its five holdings in the field generating a 143.8% return since purchase. The largest among them is Consolidated Energy, Inc., which has provided a 309.3% gain since 2004. Another coal and natural gas producer, PennVirginia Corp., has provided a 365% gain since 2003.

The real estate group remains highly profitable with an overall unrealized gain of 95.7%. The leading percentage increase in this group is Developers Diversified Real Estate with a 184% gain since 2002 purchase, followed by Boston Properties at 155.8% since 2001, and Simon Property Group at 138% since 2002. These holdings were negatively affected by the sizeable decline in real estate investment trusts during the course of 2007, and yet remains a high yield and strong growth segment of the portfolio.

The utility holdings, though small in total, remain highly profitable. The 278.6% gain for these issues was led by a 348.2% gain in the shares of Allegheny Energy purchased in 2002.

This year’s most challenged segment of the portfolio has been the broad-based financials, composed of financial services and banks, and represent 11.0% and 6.9% of the portfolio, respectively. The problems originating in the mortgage market have strained investor confidence about the industry. We believe this to be overdone. It has already brought Federal Reserve interest cuts, and, we expect further cuts in months ahead. Notwithstanding these adversities, this segment of the portfolio still shows an 11.5% unrealized gain. This is predominantly due to the outstanding performance of our holding in Goldman Sachs Group, Inc. which was purchased early in 2005 and at the end of the fiscal year held at 111.2% gain. Ambac Financial Group, Inc. had

Alpine Dynamic Balance Fund

been a stellar performer for the Fund since 2002, but lost most of the almost 100% gain. By the end of the fiscal year its shares had declined to a 32.2% loss as a result of the summer and early fall sharp deterioration in mortgage related credit securities. Similarly, MBIA which was added to the portfolio after the crises had brought the shares down markedly, nonetheless, declined 24.2% in a little over two months.

Among banks, the mortgage issue pressures were particularly severe for Indymac Bank Corp., an important provider of mortgages in the California market. While evidently withstanding the pressures, nonetheless, its shares were depressed along with those of competitors suffering from equity limitations. The best performing of our holdings in this group were small specialty Southside Bankshares, Inc. up 82.5% since purchase in 2003, Bancorp. of Rhode Island up 44.5% since purchase in 2001 and JP Morgan Chase up 38.8% since purchase in 2001.

Among the issues impacted by the credit problems, of course, were the homebuilders. These together account for 2.9% of the total portfolio and show a loss of 49.8% from cost. Originally purchased in 2001 to 2004, this group had represented a highly profitable segment of the portfolio. This year, with the difficulties in the industry and the great apprehensions about the credit issues of mortgages, these shares have fallen as much as 76.8% in the case of Standard Pacific Corp. and as little as 23.1% in the case of Toll Brothers. We reduced exposure to this group of holdings during the fiscal year, with the sale of Ryland Group, Inc., with a 67% gain. We expect that the leading companies should continue to be under operating pressure for some months ahead, but may well begin to anticipate an upturn with further easing of interest rates, and possible Congressional or Administration action to ease the potential mortgage foreclosure crises.

Gains totaling $5,941,000 were realized with the continuous review of portfolio positions. Of these, 90% were long-term gains. The largest gains realized were in shares of Consolidated Energy, Inc. ($581,000), in the shares of PennVirginia Corp. ($558,000), in the shares of Fluor Corp. ($503,000), in the shares of Ryder System, Inc. ($467,000). Among Treasury Bond positions, gains of $117,000 were taken in a $2 million position of U.S. Treasury 5.25% Bonds of 2028 and $92,000 in U.S. Treasury 7.25% of February, 15, 2026.

Active repositioning is an important part of our strategy. Many holdings were reduced with sharp upward price movements in the volatile market, including those in Ametek Inc., Union Pacific, Toll Brothers, General Electric and Temple Inland. Of new equity holdings acquired in 2007 fiscal year, eleven have advanced in price and five declined. The only significant decline was in shares of MBIA, noted above, while the most outstanding gain unrealized is in the shares of Redecard SA, which had risen 46.2% since purchase in July, Diamond Offshore Drilling provided a 41% gain from purchase in February, Honeywell Inc. 30% from purchase in March, and General Electric shares (replacing others sold) 17.1% since purchase in December.

Looking ahead, we recognize a slowing economy and the probability that it could bring further reductions in interest rates. Thus, we wish to keep the portfolio interest sensitivity at least at current levels. New holdings to be added will be those of companies which we expect can outperform the economy. The best probability, we believe, lies with companies in a transformational business situation. Illustratively, we recently purchased shares of Pediatrix Medical Group, Inc. This company has built a strong growth record through acquiring and expanding neonatal care facilities in medical centers across the country. It has now begun a program to develop and expand an anesthesiology operating division through acquisitions, in a structure similar to what has already been accomplished in its original business. We anticipate an important growth transformation. as healthcare needs should be well sustained and supported by technological growth. Similarly, we added to holdings in Lincoln Electric Corp., a foremost worldwide manufacturer of welding equipment. We anticipate that this company’s expansion in Asia, Eastern Europe and other countries should offset any cyclicality which might be encountered in the U.S. Looking ahead we expect many similar opportunities and believe that taking advantage of these prospects together with recoveries in some of the recently deflated credit related issues should augur well for the Fund’s prospects.

We appreciate the continuing support of our investors.

Sincerely,

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average presents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME MANAGER REPORTS

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Municipal Money Market Fund – Investor Class

Alpine Municipal Money Market Fund – Advisor Class*

Lipper Tax-Exempt Money Market Funds Average

PERIOD

Calendar Year
2003

Calendar Year
2004

Calendar Year
2005

Calendar Year
2006

2007 thru 10/31/07

1.10%

0.45%

1.19%

0.77%

0.56%

2.44%

2.18%

1.72%

3.39%

3.14%

2.76%

3.04%

2.83%

2.52%

0.00

0.20

0.40

0.80

1.00

0.60

1.40

1.20

1.60

1.80

2.00

2.20

2.40

2.60

2.80

3.00

3.20

3.40

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

* The Advisor Class return for 2004 is from 3/30/04 (inception)–12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Variable Rate Demand Notes 97.2%

Municipal Bond 0.9%

Put Bond 0.7%

Cash and Other Assets 1.2%

Portfolio Distributions* (Unaudited)

Top 10 Holdings* (Unaudited)
1.	JP Morgan Chase & Co Putters - S, 3.630%,
	11/07/2007	3.71%
2.	Puttable Floating Option Tax-Exempt
	Receipts, P-floats -009, 3.730%, 11/07/2007	3.46%
3.	Puttable Floating Option Tax-Exempt
	Receipts, P-floats, 3.730%, 11/07/2007	2.61%
4.	First Rio Grande Regional Water Authority
	Revenue Bonds, 3.600%, 11/07/2007	2.38%
5.	Denver City & County Airport Revenue,
	3.590%, 11/07/2007	2.36%
6.	State Health & Educational Facilities
	Revenue Bonds, 4.600%, 11/01/2007	1.87%
7.	Puttable Floating Option Tax-Exempt
	Receipts, P-Floats, 3.650%, 11/07/2007	1.66%
8.	East Grand Forks Solid Waste Disposal
	Revenue, 3.600%, 11/07/2007	1.58%
9.	Sunamerica Trust, 3.580%, 11/07/2007	1.55%
10.	Minnesota State - Series 1440 - Pool Trust
	National, 3.630%, 11/07/2007	1.46%

*

Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 10/31/07
Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 3.50% is Equivalent to a Taxable Yield of:

$ 59,401–119,950	$29,701–71,950	25%	4.67%

$119,951–182,800	$71,951–150,150	28%	4.86%

$182,801–326,450	$150,151–326,450	33%	5.22%

Over $326,450	Over $326,450	35%	5.38%

The chart reflects projected 2007 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2007 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Lipper Tax-Exempt Money Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/07
	1 Year	3 Years	Since Inception(1)

Alpine Municipal Money Market Fund—Investor Class	3.68%	3.08%	2.31%

Alpine Municipal Money Market Fund—Advisor Class	3.42%	2.82%	2.50%

Lipper Tax-Exempt Money Market Funds Average	3.02%	2.41%	1.68%

Lipper Tax-Exempt Money Market Fund Rank—Investor Class	1/110	1/100	1/76

Alpine Municipal Money Market Fund—Investor Class, 7-day effective yield (as of 10/31/2007): 3.50%

Alpine Municipal Money Market Fund—Advisor Class, 7-day effective yield (as of 10/31/2007): 3.24%

(1)	Advisor Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Ultra Short Tax Optimized Income Fund

Lipper Short Municipal Debt Funds Category Average

Alpine Tax Optimized Income Fund – Advisor Class*

Alpine Tax Optimized Income Fund – Investor Class

Calendar Year
2003

Calendar Year
2004

Calendar Year
2005

Calendar Year
2006

2007 thru 10/31/07

4.26%

2.05%

1.74%

0.59%

1.02%

2.15%

2.21%

1.42%

4.08%

4.01%

3.27%

3.38%

3.16%

2.50%

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

4.50

4.00

Alpine Ultra short Tax Optimized Income Fund vs. Peer Performance (Unaudited)

* The Advisor return for 2004 is from 3/30/04 (inception)–12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/07

	1 Year	3 Years	Since Inception(1)

Alpine Ultra Short Tax Optimized Income Fund—Investor Class	3.97%	3.23%	3.31%

Alpine Ultra Short Optimized Income Fund—Investor Class (Pre-liquidation, After-tax)	3.75%	2.92%	2.92%

Alpine Ultra Short Tax Optimized Income Fund—Investor Class (Post-liquidation, After-tax)	3.79%	2.98%	2.92%

Alpine Ultra Short Tax Tax Optimized Income Fund—Adviser Class	3.82%	3.14%	2.77%

Alpine Ultra Short Tax Optimized Income Fund—Adviser Class (Pre-liquidation, After-tax)	3.61%	2.86%	2.46%

Alpine Ultra Short Tax Tax Optimized Income Fund—Adviser Class (Post-liquidation, After-tax)	3.61%	2.88%	2.52%

Lehman Brothers Municipal 1 Year Bond Index	3.82%	2.68%	2.30%

Lipper Short Municipal Debt Funds Average	2.96%	2.35%	2.17%

Lipper Short Municipal Debt Fund Rank—Investor Class	2/58	2/53	2/41

(1)	Advisor Class shares commenced on March 30, 2004 and Investor shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Ultra Short Tax Optimized Income Fund

    Portfolio Distributions* (Unaudited)

Cash/Cash Equivalents 3.1%

Put Bond (1) 6.9%

Commercial Paper 4.5%

Auction Rate Notes 17.0%

Variable Rate
Municipal Bonds 50.0%

General Market Note 6.3%

Municipal Bond 12.2%

(1) Less than 0.1%

Top 10 Holdings* (Unaudited)
1.	State Port Authority Revenue Bonds,
	4.900%, 11/30/2007	8.75%
2.	Theop LLC, 8.969%, 11/30/2007	8.29%
3.	Financial Authority Multi Family Housing
	Revenue, 5.300%, 09/01/2008	5.33%
4.	Central Higher Education Authority,
	Senior Series - A, 4.600%, 11/30/2007	4.65%
5.	State Health & Higher Education Authority,
	5.500%, 11/07/2007	4.55%
6.	Puerto Rico GDB, 4.700%, 11/14/2007	4.48%
7.	St. Paul Housing & Redevelopment Authority,
	3.930%, 11/07/2007	4.15%
8.	State Energy Reshape & Development Gas
	Facilities, 4.500%, 11/30/2007	3.98%
9.	Jefferson Parish Industrial Development
	Revenue Bonds, 4.000%, 11/01/2007	3.65%
10.	Mississippi Business Finance Corp., Class - A,
	4.500%, 11/30/2007	3.65%

*

Portfolio holdings and sector distributions are as
of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio holdings are a percentage of total investments. Top 10 Holdings does not include short-term investments.

Alpine Municipal Money Market Fund / Alpine Ultra Short Tax Optimized Income Fund—Commentary

We are pleased to provide you with the commentary for the Alpine Income Trust for the period ending October 31, 2007. The Income Trust includes both the Alpine Municipal Money Market Fund and the Alpine Ultra Short Tax Optimized Income Fund.

Performance Summary

For the one-year-period, each Fund continued to produce superior relative performance leadership when compared against its counterparts in their respected categories. Based on total return, the Alpine Municipal Money Market Fund was ranked number one out of 110 Tax Exempt Money Market Funds according to Lipper Analytical. It had a total return for the period of 3.68% outperforming the Lipper average of 3.02%. Lipper ranked the Alpine Ultra Short Tax Optimized Income Fund number two out of 58 funds in the Short Municipal Debt category. The Fund had a total return of 3.97%. The Lipper average for the peer group was 2.96%. We would also like to report that as of October 31, 2007 Morningstar continued to award the Fund its highest Overall Morningstar Rating of five stars among 129 Muni National Short funds (derived from the weighted average of the fund’s three-, five- and ten-year risk adjusted return measure, if applicable).

There was one change that occurred in October. We decided to change the name of the Alpine Tax Optimized Income Fund to the Alpine Ultra Short Tax Optimized Income Fund as we felt that this title best describes the maturity structure of the Fund.

Market Overview

An intensifying credit crisis over the summer and fall of 2007 produced heightened volatility in the US bond market. As credit concerns spread from the sub-prime mortgage area to other fixed-income market sectors, investor’s appetite for risk shifted from ample to cautious. The resulting “flight to quality” produced price gains in U.S. Treasury securities and, to a lesser extent, high-quality municipal bonds. The more credit-sensitive areas of the market suffered sharp declines, including most mortgage-backed and corporate-backed bonds as well as high-yield municipal bonds.

As it became clear that the fallout from subprime mortgage defaults was broader than expected, liquidity in the financial markets quickly evaporated, which prompted the Fed to reduce the discount rate –the interest rate paid by financial institutions that borrow from the central bank – from 6.25% to 5.75% on August 17. The central bank then lowered the fed funds target rate twice to 4.50%, once by 50 basis points in September and then again by 25 basis points in October. The Fed cut interest rates because policymakers are concerned that problems in the housing market could spread to other parts of the economy. In other words, the Fed decided not to wait for the economy to get any worse before it took action. Many believe that additional reductions are likely, particularly if financial market instability threatens economic growth.

Alpine Ultra Short Tax Optimized Income Fund

New municipal issuance for the first 10 months of 2007 totaled more than $366.1 billion, according to The Bond Buyer. Despite a sharp drop in issuance in August, new supply for 2007 could surpass the $408 billion set in 2005. Demand for tax-free securities dried up temporarily in August as investors flocked to Treasury securities, but high-quality municipals enjoyed some renewed buying in September and October.

In a reversal of a multiyear trend, shorter-term municipal held up better than longer-term issues in the last six months, while higher-quality issues did much better than below investment-grade securities. Some of the better performers included state-issued general obligations maturing in one to five years as well as prerefunded bonds backed by U.S. Treasuries. Revenue bonds, tobacco bonds, and high-yield municipals were among the weakest segments. Bonds with long durations – a measure of interest rate sensitivity – also struggled, including securities at the long end of the yield curve.

The last three months of our reporting period brought the long-awaited correction in credit spreads to wider levels. This was not a surprise under the circumstances and in our opinion was well overdue as investors finally awoke to the reality that one should get rewarded to take on extra risk.

Alpine Municipal Money Market Fund

As we ended our six-month reporting cycle, the normally smooth functioning money markets burst into the headlines – victims of the spreading contagion from the subprime market meltdown. While the municipal money market was relatively unaffected by these troubles, the taxable money markets came under intense scrutiny, characterized by rapidly widening credit spreads and liquidity fears. These fears added a risk premium to the Libor-based markets not seen in years. Libor rates out six months widened 50 to 60 basis points in August versus the fed funds rate. At the same time, a flight to quality drove yields on short-term Treasuries well below the fed funds rate. As the markets settled down in September, Libor spreads narrowed to more normal levels.

By comparison, the municipal market barely missed a beat. Some signs of economic strength in May and June drove yields on one-year municipal obligations to the highest levels for the cycle – peaking at 3.75%.

However, ensuing data caused the markets to rethink what was going on, and these yields retraced their rise, ending the period about 40 basis points lower. We believe the greatest opportunity for yield is in the front end of our market, where variable rate supply continues to surge. Overnight and seven-day rates continued to offer the best return among all short-term municipal securities and we see no sign of this changing.

We continued our portfolio strategy of overweighting this part of the yield curve, and as a result the weighted average maturity of the fund continues to fluctuate between 8 and 10 days. This is a much shorter than the industry average of 29 days. Keeping the average weight short and highly concentrated in variable demand notes has provided the fund with greater liquidity and the ability to adjust to a rapidly changing market environment. Furthermore, with the short-end of the market so supply-and-demand driven, we were able to take advantage of upward pressure on these types of securities during April/May and September, thus providing the fund with a very attractive return.

The increased likelihood of Fed rate cuts in the near term suggests some modification to our portfolio strategy. However, the overwhelming portion of new supply into our market continues to be in the form of short, variable rate securities. This supply should continue to make this part of the curve the most attractive in terms of yield. Until this dynamic changes substantially, we expect to maintain an overweight position in the variable rate portion of the curve.

Alpine Ultra Short Tax Optimized Income Fund

The front end of the municipal yield curve fared reasonably well relative to most fixed-income assets except for US Treasuries. Most of the Treasury market’s relatively good performance occurred during the last three months of the reporting period, reflecting the flight of investors to Treasury securities because of credit problems in the subprime mortgage area. Although we saw no evidence of credit deterioration among municipal issuers, the tax-exempt market was nonetheless affected by selling pressures from highly leveraged hedge funds and other non-traditional tax exempt investors, which were attempting to raise cash as a result of diminished access to cash stemming from the subprime fallout.

Our strategy over the last six months was to shorten the average maturity of the fund to take advantage of very attractive rates in the front end of the curve. We took this approach because the one to five year part of the yield curve was relatively flat and investors weren’t getting compensated to extend their duration. Furthermore, as the credit markets deteriorated in the taxable sector, we felt is was prudent to maintain a defensive posture until we get a clearer picture of how the economy may perform in the near future.

In an attempt to capture higher yields, we purchased a number of yield-oriented bonds backed by health care facilities and municipalities. Despite the widening spreads of lower rated securities over the last two months, most of our purchased securities were relatively unaffected from price fluctuation as they all mature within one to three years. We also continued to invest in tax exempt variable demand notes and made select purchases of auction rate securities.

Alpine Ultra Short Tax Optimized Income Fund

For some time now we have steered away from corporate bonds as we felt they were overpriced on an after-tax basis when compared to their municipal counterparts. With investors chasing yield, spreads had narrowed dramatically thus creating an unfavorable environment to take on the added risk. Not surprisingly, we have seen spreads widen the last two months on these securities to more attractive levels although we are not prepared to step in yet.

We would also like to point out that although the fund can invest a portion of its assets in taxable securities, it has never held an asset backed or mortgage backed security nor have we ever invested in debt issued by structured investment vehicles. These types of securities have never met the objectives of the fund.

Outlook

Housing market data have strengthened the impression that downside risks to the economy are mounting as a result of ongoing financial market dislocations. The Federal Reserve has demonstrated through its recent rate reductions that it will act as need to keep such disruptions from derailing the economy. As always, we will continue to monitor the economic landscape and make adjustments as necessary.

Steven C. Shachat
Portfolio Manager

An investment in these Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investing in these funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest. A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Alpine Tax Optimized Income Fund—Investor Class received 5 stars among 129 Muni National Short funds for the three-year period.

2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
October 31, 2007

Shares	Security Description	Value

Common Stocks—69.6%
Agricultural/Chemicals—1.2%
16,000	Mosaic Co. (a)	$1,116,800

Commercial Products & Services—14.2%
5,000	Alexander & Baldwin, Inc.	261,900
30,000	AMETEK, Inc.	1,410,000
30,500	Autoliv, Inc.	1,926,990
25,000	Black & Decker Corp.	2,247,750
10,000	Caterpillar, Inc.	746,100
59,199	Eagle Materials, Inc.	2,338,952
10,000	FedEx Corp.	1,033,400
10,000	Lincoln Electric Holdings, Inc.	722,500
32,500	McGrath Rentcorp	1,114,100
15,000	WESCO International, Inc. (a)	699,750
8,000	Whirlpool Corp.	633,440

		13,134,882

Commercial Services & Supplies—1.2%
15,000	Manpower, Inc.	1,121,100

Construction Residential—2.9%
30,000	Hovnanian Enterprises, Inc.—Class A (a)	$341,100
28,000	Lennar Corp.—Class A	639,800
50,000	Pulte Homes, Inc.	742,000
47,400	Standard Pacific Corp.	227,520
30,000	Toll Brothers, Inc. (a)	687,300

		2,637,720

Consumer Products & Services—0.5%
10,000	Darden Restaurants, Inc.	430,000

Energy Equipment & Services—0.6%
5,000	Diamond Offshore Drilling, Inc.	566,150

Energy Production & Equipment—6.2%
15,000	Chevron Corp.	1,372,650
54,000	CONSOL Energy, Inc.	3,051,000
10,000	Hess Corp.	716,100
12,000	Penn Virginia Corp.	580,800

		5,720,550

Finance/Banks—6.9%
18,000	Bancorp Rhode Island, Inc.	609,120
23,041	Bank of America Corp.	1,112,420
6,000	Bank of Florida Corp. (a)	82,380
2,250	Doral Financial Corp. (a)	47,835
24,300	IndyMac Bancorp, Inc.	326,106
40,000	JP Morgan Chase & Co.	1,880,000
31,500	New York Community Bancorp, Inc.	586,215
6,474	Southside Bancshares, Inc.	143,399
20,000	Wachovia Corp.	914,600
17,500	Webster Financial Corp.	634,200

		6,336,275

Financial Services—9.2%
18,000	Ambac Financial Group, Inc.	662,940
40,000	Fannie Mae	2,281,600
12,227	Fidelity National Title Group, Inc.—Class A	188,174
55,000	Impac Mortgage Holdings, Inc.	61,600
12,000	MBIA, Inc.	516,480
14,000	The Goldman Sachs Group, Inc.	3,470,880
7,800	The Student Loan Corp.	1,295,424

		8,477,098

Shares	Security Description	Value

Health Care Providers & Services—0.8%
11,000	Pediatrix Medical Group, Inc. (a)	$720,500

Industrial Conglomerates—3.3%
20,000	General Electric Co.	823,200
15,000	Honeywell International, Inc.	906,150
25,300	Temple-Inland, Inc.	1,357,851

		3,087,201

Information Technology—2.1%
5,374	Fidelity National Information Services, Inc.	247,849
40,000	Redecard S A (b)—ADR	1,683,048

		1,930,897

Pharmaceuticals—1.9%
27,000	Johnson & Johnson	1,759,590

Real Estate Investment Trusts—8.9%
15,000	Boston Properties, Inc.	1,625,100
10,000	Developers Diversified Realty Corp.	504,000
45,000	DiamondRock Hospitality Co.	862,200
10,000	General Growth Properties, Inc.	543,600
10,000	Mack-Cali Realty Corp.	395,900
23,000	Simon Property Group, Inc.	2,394,530
68,600	Sunstone Hotel Investors, Inc.	1,907,766

		8,233,096

Retail—1.3%
15,000	J.C. Penney Company, Inc.	843,600
10,000	Walgreen Co.	396,500

		1,240,100

Retailing—1.8%
40,000	CVS Corp.	1,670,800

Transportation—1.4%
10,000	Union Pacific Corp.	1,280,400

Utilities—5.2%
61,000	Allegheny Energy, Inc.	3,700,260
31,200	SJW Corp.	1,089,816

		4,790,076

	Total Common Stocks	64,253,235

Principal Amount

Bonds and Notes—23.7%
U.S. Treasury Bonds—21.5%
$ 2,000,000	6.250%, 08/15/2023	2,321,876
6,000,000	6.000%, 02/15/2026	6,871,878
10,000,000	5.250%, 11/15/2028	10,610,940

		19,804,694

U.S. Treasury Note—2.2%
2,000,000	5.000%, 08/15/2011	2,071,094

Total Bonds and Notes		21,875,788

See notes to financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Shares	Security Description	Value

Short-Term Investments—0.7%
645,230	Fidelity Institutional Government Portfolio	$645,230

	Total Short-Term Investments	645,230

	Total Investments (Cost $73,080,863)—94.0%	86,774,253
	Other Assets in Excess of Liabilities—6.0%	5,585,498

	TOTAL NET ASSETS—100.0%	$92,359,751

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non Income Producing

(b) Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
October 31, 2007

Shares	Security Description	Value

Common Stocks—98.1%
Aerospace & Defense—1.9%
150,000	Boeing Co.	$14,788,500
225,000	Honeywell International, Inc.	13,592,250

		28,380,750

Capital Goods—4.6%
807,100	Aircastle Ltd	26,077,401
483,500	Tognum Ag (a)	17,446,201
340,000	United Technologies Corp.	26,040,600

		69,564,202

Capital Markets—7.9%
3,500,000	Acta Holding ASA	13,890,959
840,000	Blackstone Group L P	21,361,200
331,500	Fortress Investment Group LLC	7,309,575
58,000	The Goldman Sachs Group, Inc.	14,379,360
2,655,000	Man Group PLC	32,460,857
1,140,587	New Star Asset Management	8,419,281
2,139,975	Segro PLC	20,779,912

		118,601,144

Commercial Services & Supplies—1.2%
852,870	Healthcare Services Group, Inc.	18,729,025

Communications Equipment—1.1%
700,500	Balda Ag (a)	7,508,800
200,000	QUALCOMM, Inc.	8,546,000

		16,054,800

Construction & Engineering—3.4%
317,500	Chicago Bridge & Iron Co. N.V.	15,875,000
45,000	Fluor Corp.	7,110,000
150,000	Outotec Oyj	11,450,713
506,700	Peab Ab	4,586,748
600,000	Skanska AB	11,854,441

		50,876,902

Consumer Durables & Apparel—1.5%
250,000	VF Corp.	21,782,500

Consumer Services—4.5%
402,000	Carnival Corporation	19,287,960
410,000	Nokian Renkaat Oyj	15,441,443
1,756,586	Tui Travel PLC (a)	9,843,427
424,425	Unibet Group PLC -SDR	13,697,487
262,144	Whitbread PLC	9,653,318

		67,923,635

Containers & Packaging—2.1%
598,200	Temple-Inland, Inc.	32,105,394

Diversified Financials—5.8%
2,965,000	ABG Sundal Collier ASA	8,231,814
1,100,000	Absolute Capital Management Holdings	1,741,775
250,000	American Express Co.	15,237,500
1,000,000	Anglo Irish Bank Corp PLC	16,803,071
308,000	AWD Holding AG	10,203,462
800,000	Henderson Group PLC	3,110,640
275,000	JP Morgan Chase & Co.	12,925,000
245,000	Merrill Lynch & Co, Inc.	16,174,900
57,000	UBS AG	3,060,330

		87,488,492

Energy—1.9%
425,000	Statoil ASA	14,381,009
170,000	Total Sa	13,703,918

		28,084,927

Shares	Security Description	Value

Common Stocks—continued
Energy Equipment & Services—3.2%
241,700	Diamond Offshore Drilling, Inc.	$27,367,691
1,150,000	Prosafe ASA	20,399,493

		47,767,184

Food & Staples Retailing—0.3%
57,500	Altria Group, Inc.	4,193,475

Food Products—1.1%
1,403,600	B & G Foods Inc	16,787,056

Food, Beverage, and Tobacco—1.7%
356,000	PepsiCo, Inc.	26,244,320

Health Care Equipment & Services—0.9%
414,125	Meridian Bioscience, Inc.	13,703,396
2	West Pharmaceutical Services, Inc.	83

		13,703,479

Health Care Providers & Services—1.7%
692,000	Brookdale Sr Living, Inc.	25,527,880

Health Care Technology—0.4%
246,500	Computer Programs & Systems, Inc.	6,105,805

Homebuilders—2.1%
933,138	JM AB	20,676,659
400,000	KB Home	11,056,000

		31,732,659

Household & Personal Products—1.4%
1	Oriflame Cosmetics SA-SDR	60
300,000	The Procter & Gamble Co.	20,856,000

		20,856,060

Household Durables—0.6%
1,025,973	Aga Foodservice Group PLC	8,853,239

Industrial Conglomerates—2.3%
569,000	General Electric Co.	23,420,040
152,000	Textron, Inc.	10,519,920

		33,939,960

Insurance—2.2%
226,232	FBD Holdings	8,017,333
371,300	Principal Financial Group, Inc.	25,125,871

		33,143,204

IT Services—2.1%
155,000	Automatic Data Processing, Inc.	7,681,800
247,300	Fidelity National Information Services, Inc.	11,405,476
1,885,400	Teleca Ab (a)	4,630,354
245,000	Total System Services, Inc.	7,340,200

		31,057,830

Life Sciences Tools & Services—1.3%
459,000	Pharmaceutical Product Development, Inc.	19,388,160

Machinery—4.3%
479,700	Aker Yards As	7,932,730
210,000	Alfa Laval AB	16,629,277
250,000	ITT Industries, Inc.	16,730,000
297,000	Konecranes Oyj	13,293,692
500,000	Volvo Ab-b	9,740,950

		64,326,649

See notes to financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Shares	Security Description	Value

Common Stocks—continued
Marine—2.6%
254,100	Diana Shipping, Inc.	$10,875,480
221,500	Eagle Bulk Shipping, Inc.	7,550,935
680,000	Freeseas, Inc. (a)	5,555,600
201,800	Genco Shipping & Trading Ltd	14,507,402

		38,489,417

Materials—1.5%
250,000	BHP Billiton, Ltd.—ADR	21,815,000

Media—6.4%
60,900	Cinemark Holdings, Inc.	1,048,089
465,500	Eniro Ab	5,954,279
1,900,400	Gatehouse Media, Inc.	21,835,596
630,800	National Cinemedia, Inc.	16,981,136
1,143,700	Regal Entertainment Group—Class A	25,813,309
1,300,000	Time Warner, Inc.	23,738,000

		95,370,409

Metals & Mining—5.6%
188,500	Allegheny Technologies, Inc.	19,259,045
400,000	Cia Vale do Rio Doce—ADR	15,072,000
150,000	Freeport-McMoRan Copper & Gold, Inc.	17,652,000
160,000	Rautaruukki Oyj	9,154,776
56,718	Southern Copper Corp.	7,923,505
950,000	Zinifex, Ltd.	14,732,455

		83,793,781

Oil, Gas & Consumable Fuels—6.5%
250,000	Exxon Mobil Corporation	22,997,500
340,000	Hess Corp.	24,347,400
95,000	Motor Oil Corinth Refineries S.A.	2,347,650
220,000	Occidental Petroleum Corp.	15,191,000
657,820	Ship Finance International, Ltd.	18,011,112
263,200	Teekay Shipping Corporation	14,726,040

		97,620,702

Pharmaceuticals & Biotechnology—1.1%
30,000	Alk-Abello A/S	6,460,202
185,000	Merck & Co. Inc.	10,778,100

		17,238,302

Retail—2.4%
621,800	Limited Brands	13,685,818
550,000	Staples, Inc.	12,837,000
150,000	Target Corp.	9,204,000

		35,726,818

Shares	Security Description	Value

Common Stocks—continued
Semiconductor & Semiconductor Equipment—1.5%
505,000	Intel Corporation	$13,584,500
250,000	Texas Instruments, Inc.	8,150,000

		21,734,500

Software—1.2%
30,000	Nintendo Co. Ltd.	18,697,178

Telecommunications—2.8%
395,000	America Movil SA de CV—ADR	25,829,050
200,000	Mobile Telesystems—ADR	16,600,000

		42,429,050

Transportation—4.0%
800,000	Cintra Concesiones De Infrae	13,975,520
822,100	Macquarie Infrastructure Co. LLC	34,330,896
4,000,000	Macquarie Infrastructure Group	11,772,924

		60,079,340

Utilities—1.0%
273,100	ITC Holdings Corp.	15,632,244

Total Common Stocks		1,471,845,472

Equity-Linked Structured Notes—0.8%
521,600	Morgan Stanley & Co., Inc – Fortress Investment Group LLC – Class A 09/10/08	11,538,111

	Total Equity-Linked Structured Notes	11,538,111

Rights—0.0%
465,500	Eniro Ab Red Expiration: November 2007 Exercise Price: 99 SEK (Acquired 10/9/2007, cost $0)	134,109

	Total Rights	134,109

Short-Term Investments—0.0%
984	Alpine Municipal Money Market Fund	984
697	Fidelity Institutional Government Portfolio	697

	Total Short-Term Investments	1,681

	Total Investments (Cost $1,403,553,562)—98.9%	1,483,519,373
	Other Assets in Excess of Liabilities—1.1%	16,552,813

	TOTAL NET ASSETS—100.0%	$1,500,072,186

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

SDR—Special Drawing Rights

SEK—Swedish Krona

(a) Non Income Producing

See notes to financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
October 31, 2007

Shares	Security Description	Value

Common Stocks—104.8%
Capital Markets—45.8%
20,000	Blackstone Group L P	$508,600
1,200	Climate Exchange PLC (a)	29,917
19,700	Cowen Group, Inc. (a)	239,158
3,000	E*Trade Financial Corp. (a)	33,420
4,300	Evercore Partners, Inc. (a)	111,499
3,000	FC Stone Group, Inc. (a)	105,750
1,500	Greenhill & Co, Inc.	110,970
15,000	Interactive Brokers Group, Inc. (a)	433,050
1,000	Intercontinental Exchange, Inc. (a)	178,200
5,700	Investment Technology Group, Inc. (a)	238,830
34,400	JMP Group, Inc.	240,456
8,000	Knight Capital Group, Inc. (a)	107,280
3,000	Lazard, Ltd.	150,600
15,000	MF Global Ltd (a)	443,400
6,000	Nasdaq Stock Market, Inc. (a)	280,200
2,000	Nymex Holdings, Inc.	257,040
4,000	Nyse Euronext	375,480
7,500	OptionsXpress Holdings, Inc.	223,200
1,000	Penson Worldwide, Inc. (a)	16,930
3,573	Piper Jaffray Cos. (a)	183,652
1,000	Raymond James Financial, Inc.	37,250
43,600	Sanders Morris Harris Group, Inc.	396,324
5,000	TD Ameritrade Holding Corp. (a)	95,700
6,900	Thomas Weisel Partners Group, Inc. (a)	109,779
4,000	TradeStation Group, Inc. (a)	48,800

		4,955,485

Commercial Banks—33.6%
3,100	American Community Bancshares, Inc.	35,960
2,702	AmericanWest Bancorp	52,230
50,000	Aozora Bank Ltd.	172,063
75,000	Banco Estado Rio Grande Sul (a)	509,202
1,000	Bancorp Rhode Island, Inc.	33,840
5,593	BancTrust Financial Group, Inc.	75,450
12,400	Bank Florida Corp Naples (a)	170,252
2,000	Barclays PLC	25,118
2,481	Boardwalk Bancorp, Inc.	54,582
5,800	Capital Corp Of The West	112,810
4,000	Cardinal Financial Corp.	39,200
4,572	Centennial Bank Holdings, Inc. (a)	25,146
1,500	Citigroup, Inc.	62,850
21,194	Citizens First Corp.	227,835
1,000	CoBiz, Inc.	17,850
4,700	Community National Bank of the Lakeway Area (a)	43,240
4,000	First Business Financial Services, Inc.	73,680
2,400	First Community Bancorp, Inc.	116,880
1,260	First Community Bank Corp. of America (a)	17,319
7,826	First Security Group, Inc.	78,338
3,000	GB&T Bancshares, Inc.	28,980

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
1,100	International Bancshares Corp.	$24,046
1,800	Intervest Bancshares Corp.	37,854
930	MB Financial Corp.	31,006
10,200	New Centry Bancorp, Inc. (a)	101,592
6,000	Nexity Financial Corp. (a)	48,240
2,375	Old Point Financial Corp.	45,647
12,042	Pacific Mercantile Bancorp (a)	171,117
1,000	Patriot National Bancorp, Inc.	19,700
1,400	Prosperity Bancshares, Inc.	45,248
2,935	Rurban Financial Corp.	37,128
2,388	The South Financial Group, Inc.	49,336
13,750	Southern National Bank of Virginia (a)	165,137
5,000	State Bancorp, Inc.	80,500
2,500	Sterling Bancorp	36,725
7,500	Sterling Bancshares, Inc.	91,500
6,000	Summit State Bank	56,340
2,000	Superior Bancorp (a)	15,280
2,000	SVB Financial Group (a)	103,580
3,000	Synovus Financial Corp.	79,080
1,500	TCF Financial Corp.	34,155
300	Texas Capital Bancshares, Inc. (a)	6,639
15,000	Tidelands Bancshares, Inc. (a)	195,750
750	TowneBank	14,498
2,205	Valley Community Bancorp (a)	31,587
1,050	Valley National Bancorp	21,504
1,780	Wachovia Corp.	81,399
1,000	Wintrust Financial Corp.	36,740

		3,634,153

Commercial Services & Supplies—2.2%
15,000	Cai International, Inc. (a)	199,650
3,500	Experian Group Ltd	36,715

		236,365

Consumer Finance—0.2%
2,000	Encore Capital Group, Inc. (a)	22,820

Insurance—5.8%
10,650	AmCOMP, Inc. (a)	105,755
20,000	Castlepoint Holdings Ltd	233,000
10,000	Crawford & Co. (a)	66,900
8,000	CRM Holdings, Ltd. (a)	54,960
13,000	Flagstone Reinsurance Holdings Ltd.	170,560

		631,175

IT Services—3.2%
59,000	Goldleaf Financial Solutions (a)	165,200
20,000	Online Resources Corp. (a)	185,000

		350,200

Thrifts & Mortgage Finance—14.0%
42,500	Alliance Bancorp Inc.	371,876
1,700	Astoria Financial Corp.	44,183
6,202	Atlantic Coast Fed Corp.	82,735
1,000	Bank Mutual Corp.	11,110
3,000	Berkshire Hills Bancorp, Inc.	83,610
5,000	Central Federal Corp.	25,550
2,280	Cooperative Bankshares, Inc.	37,346
3,000	Dime Community Bancshares	43,170

See notes to financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
2,144	Fidelity Bancorp, Inc.	$33,232
10,000	First Keystone Financial, Inc. (a)	115,100
1,806	First Pactrust Bancorp, Inc.	42,892
2,000	Franklin Bank Corp. (a)	15,460
1,900	Heritage Financial Corp.	40,850
10,000	Magyar Bancorp, Inc. (a)	110,400
1,100	Parkvale Financial Corp.	32,764
10,000	Peoples United Financial, Inc.	177,800
1,500	Rainier Pacific Financial Group, Inc.	25,425
10,000	United Western Bancorp, Inc.	215,000

		1,508,503

	Total Common Stocks	11,338,701

Shares	Security Description	Value

Equity-Linked Structured Notes—4.5%
22,000	Morgan Stanley & Co., Inc – Fortress Investment Group LLC – Class A 09/10/08	$486,653

	Total Equity-Linked Structured Notes	486,653

Short-Term Investments—0.0%
328	Fidelity Institutional Government Portfolio
	Total Short-Term Investments	328

	Total Investments (Cost $13,259,890)—109.3%	11,825,682
	Liabilities in Excess of Other Assets—(9.3)%	(1,005,667)

	TOTAL NET ASSETS—100.0%	$10,820,015

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a) Non Income Producing

See notes to financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
October 31, 2007

Shares	Security Description	Value

Common Stocks—61.5%
Commercial Products & Services—6.2%
7,000	Air Products & Chemicals, Inc.	$684,950
15,000	American Electric Tech, Inc. (a)	102,600
6,000	China Fire & Security Group, Inc. (a)	108,000
4,500	Enernoc, Inc. (a)	209,700
3,000	Graco, Inc.	118,080
6,000	Johnson Controls, Inc.	262,320
25,000	LSI Industries, Inc.	472,500
4,391	Middleby Corp. (a)	286,162
15,000	Powersecure International Inc. (a)	191,700
50,000	Westport Innovations, Inc.— ADR (a)	131,795
7,000	VSE Corp.	415,030

		2,982,837

Communications—5.8%
30,000	Alvarion, Ltd. (a)	377,400
5,000	Comtech Telecommunications (a)	271,250
1,000	Google, Inc. (a)	707,000
20,000	Polycom, Inc. (a)	559,600
25,000	Sonic Solutions, Inc. (a)	300,000
5,000	Millicom International Cellular S A (a)	587,400

		2,802,650

Consumer Products & Services—2.2%
100,000	Alibaba.com Ltd (a)	174,188
1,000	Blue Nile, Inc. (a)	79,040
9,000	Priceline.com, Inc. (a)	837,900

		1,091,128

Electronic Systems & Equipment—11.5%
8,000	American Science & Engineering, Inc.	483,520
2,300	Apple, Inc. (a)	436,885
12,000	Broadcom Corp. (a)	390,600
2,000	Daktronics, Inc.	59,640
9,000	Flir Systems, Inc. (a)	624,510
10,000	IPG Photonics Corp. (a)	190,400
2,000	Itron, Inc. (a)	214,980
17,000	Logitech International S.A. (a)	600,440
10,000	MEMC Electronic Materials, Inc. (a)	732,200
12,975	Mocon, Inc.	146,877
4,000	NAVTEQ Corp. (a)	308,800
4,000	Netlogic Microsystems, Inc. (a)	132,800
4,000	Nokia OYJ - ADR	158,880
10,000	Sirf Technology Holdings, Inc. (a)	298,100
20,000	Stratasys, Inc. (a)	520,600
6,000	Varian Semiconductor Equipment Associates, Inc. (a)	276,120

		5,575,352

Energy Equipment & Services—1.2%
4,000	Core Laboratories NV (a)	583,760

Shares	Security Description	Value

Common Stocks—continued
Energy Production Equipment—3.2%
11,000	Bolt Technology Corp. (a)	$475,750
8,000	FMC Technologies, Inc. (a)	485,040
15,000	Ion Geophysical Corp. (a)	227,250
15,000	Rentech, Inc. (a)	31,950
5,000	Weatherford International Ltd. (a)	324,550

		1,544,540

Financial Services—4.5%
8,000	AMBAC Financial Group, Inc.	294,640
1,500	CME Group, Inc.	999,375
5,000	Medallion Financial Corp.	52,900
12,000	Portfolio Recovery Associates, Inc.	541,320
5,000	Redecard S A—GDR (a)	210,381
5,000	TradeStation Group, Inc. (a)	61,000

		2,159,616

Healthcare—4.8%
4,000	Alcon, Inc.	608,840
14,000	Inventiv Health, Inc. (a)	591,220
11,000	Pediatrix Medical Group, Inc. (a)	720,500
10,000	Psychiatric Solutions, Inc. (a)	396,000

		2,316,560

Industrial Capital Goods—2.5%
12,000	Dynamic Materials Corp.	660,240
15,000	Titanium Metals Corp. (a)	528,000

		1,188,240

Information Technology—1.5%
13,400	Ansys, Inc. (a)	520,054
5,000	Synchronoss Technologies, Inc. (a)	200,000

		720,054

Medical Technology & Equiptment—9.8%
8,335	Abaxis, Inc. (a)	244,382
10,000	Angiodynamics, Inc. (a)	200,000
8,000	Arthrocare Corp. (a)	518,720
4,000	Bio-Reference Labs, Inc. (a)	128,320
3,000	Given Imaging Ltd (a)	85,590
5,000	Illumina, Inc. (a)	280,750
1,500	Intuitive Surgical, Inc. (a)	490,305
12,000	Invitrogen Corp. (a)	1,090,440
10,000	Kinetic Concepts, Inc. (a)	601,000
10,000	Nighthawk Radiology Holdings, Inc. (a)	235,400
6,000	Onyx Pharmaceuticals, Inc. (a)	280,260
8,000	Orchid Cellmark, Inc. (a)	44,480
20,216	Sequenom, Inc. (a)	196,297
15,000	Synovis Life Technologies, Inc. (a)	358,200

		4,754,144

Miscellaneous—1.1%
1,000	E-House China Holdings Ltd— ADR (a)	35,500
12,000	Hexcel Corp. (a)	300,360
15,000	Resin Systems, Inc. (a)	22,500
13,000	Scientific Learning Corp. (a)	77,610
10,288	Sutron Corp. (a)	117,180

		553,150

See notes to financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Shares	Security Description	Value

Common Stocks—continued
Pharmaceuticals—2.9%
8,000	Biogen IDEC, Inc. (a)	$595,520
12,000	Merck & Co., Inc.	699,120
10,000	Targacept, Inc. (a)	93,900

		1,388,540

Pharma Development—0.3%
45,000	Cell Genesys, Inc. (a)	153,000

Retail—0.2%
2,000	Gamestop Corp New (a)	118,440

Technology—3.8%
25,000	Acme Packet, Inc. (a)	359,000
10,000	Cognos, Inc. (a)	503,300
13,000	Formfactor, Inc. (a)	508,430
5,000	Sigma Designs, Inc. (a)	293,850
1,250	Vmware, Inc. (a)	156,038

		1,820,618

	Total Common Stocks	29,752,629

Shares	Security Description	Value

Short-Term Investments—43.8%
21,162,381	Fidelity Institutional Government Portfolio	$21,162,381

	Total Short-Term Investments	21,162,381

	Total Investments (Cost $47,940,793)—105.3%	50,915,010
	Liabilities in Excess of Other Assets—(5.3)%	(2,560,281)

	TOTAL NET ASSETS—100.0%	$48,354,729

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

GDR—Global Depository Receipt

(a) Non Income Producing

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—98.8%
Alabama—0.7%
$1,325,000	Forsyth Housing Authority Multi-Family Revenue, Union Hill Apartments LP (LOC: Columbus Bank & Trust) 3.750%, 11/07/2007 (a)(b)	$1,325,000
4,115,000	Mobile Industrial Development Board Industrial Revenue, Newark Group Industries Inc. (LOC: Wachovia Bank N.A.) 3.540%, 11/07/2007 (a)(b)	4,115,000
1,000,000	Mobile Industrial Development Revenue, Hosea O Weaver & Sons (LOC: Regions Bank) 3.680%, 11/07/2007 (a)(b)	1,000,000
195,000	Montgomery Industrial Development Revenue, Dev-Kinpak, Inc. (LOC: Regions Bank) 3.730%, 11/07/2007 (a)(b)	195,000
980,000	Montgomery Industrial Development Revenue, Norment Industries, Inc. (LOC: LaSalle Bank N.A.) 3.680%, 11/07/2007 (a)(b)	980,000

		7,615,000

Alaska—0.1%
770,000	Alaska Industrial Development & Export Authority—Lot 12 (LOC: Bank of America N.A.) 3.770%, 11/07/2007 (a)(b)	770,000

Arizona—0.2%
1,000,000	Coconino County Industrial Development Authority Revenue, Scuff Steel (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	1,000,000
445,000	Maricopa County Industrial Development Authority Multifamily Revenue, San Fernando Apartments LP—Series A (CS: Fannie Mae) 3.680%, 11/07/2007 (a)(b)	445,000
1,250,000	Pinal County Industrial Authority, Rio Bravo Dairy Farm LLC (CS: Farm Credit Services) 3.600%, 11/07/2007 (a)(b)	1,250,000

		2,695,000

California—1.5%
9,400,000	Deutsche Bank Spears/lifers Trust, Spears-DBE-AG-116 (CS: Deutsche Bank A.G.) 3.710%, 11/07/2007 (a)(b)	9,400,000
3,000,000	Deutsche Bank/cal Statewide (CS: Deutsche Bank A.G.) 3.730%, 11/07/2007 (a)(b)	3,000,000
4,600,000	Riverside County Industrial Development Authority Revenue, TRM Manufacturing, Inc. (LOC: California Bank & Trust) 3.520%, 11/07/2007 (a)(b)	4,600,000

		17,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Colorado—5.7%
$3,000,000	Bachelor Gulch Metropolitan District (LOC: Compass Bank) 3.700%, 12/01/2007 (c)	$3,000,000
1,800,000	Broomfield Village Metropolitan District 2, Special Obligation Revenue (LOC: Compass Bank) 3.680%, 11/07/2007 (a)(b)	1,800,000
2,300,000	Colorado Housing & Finance Authority Economic Development Revenue, Closet Factory Project - Series A (LOC: Colorado Business Bank, Bank of New York) 3.630%, 11/07/2007 (a)(b)	2,300,000
1,000,000	Colorado Housing & Finance Authority Economic (LOC: Keybank N.A.) 3.680%, 11/07/2007 (a)(b)	1,000,000
26,290,000	Denver City & County Airport Revenue Rocs Rr Ii R-9124 (CS: MBIA) 3.590%, 11/07/2007 (a)(b)	26,290,000
2,000,000	Denver City & County Economic Development Revenue, Western Stock Show Project (LOC: U.S. Bank NA) 3.630%, 11/07/2007 (a)(b)	2,000,000
1,305,000	Housing & Finance Authority Economic Development Revenue, Certex Company Project (LOC: Wells Fargo Bank NA) 3.630%, 11/07/2007 (a)(b)	1,305,000
1,500,000	Housing & Finance Authority Economic Development Revenue, Tanco Project (LOC: Wells Fargo Bank NA) 3.630%, 11/07/2007 (a)(b)	1,500,000
2,600,000	Housing & Finance Authority Economic Development Revenue, Cytoskeleton Inc. (LOC: Compass Bank) 3.630%, 11/07/2007 (a)(b)	2,600,000
1,850,000	Housing & Finance Authority Economic Development Revenue, Stoneage Inc.— Series A (LOC: California Bank & Trust) 3.680%, 11/07/2007 (a)(b)	1,850,000
1,475,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A (LOC: JP Morgan Chase Bank) 3.630%, 11/07/2007 (a)(b)	1,475,000
1,410,000	Housing & Finance Authority Economic Development Revenue, Warneke Paper Box Co. (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	1,410,000
2,300,000	Housing & Finance Authority Economic Development Revenue, XYBIX Systems Inc. (LOC: JP Morgan Chase Bank) 3.630%, 11/07/2007 (a)(b)	2,300,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Colorado—continued
$6,500,000	Housing & Finance Authority Economic Development Revenue, Holden Properties Project (LOC: Associated Bank N.A.) 3.680%, 11/07/2007 (a)(b)	$6,500,000
2,012,000	Jefferson County Industrial Development Revenue, EPI-Center LLC (LOC: JP Morgan Chase Bank) 3.630%, 11/07/2007 (a)(b)	2,012,000
1,350,000	Montrose County Economic Development Revenue, Gordon Project—Series A (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	1,350,000
2,450,000	State Agriculture Development Authority Revenue, Larry & Margaret Dehaan Project 3.650%, 11/07/2007 (a)(b)	2,450,000
1,300,000	State Agriculture Development Authority, Rocky Mountain Milling, LLC (LOC: COBank ACB) 3.600%, 11/07/2007 (a)(b)	1,300,000
1,000,000	Triview Colorado Metropolitan District (LOC: Compass Bank) 3.750%, 11/01/2007 (c)	1,000,000

		63,442,000

Connecticut—1.9%
20,875,000	State Health & Educational Facilities Revenue, Quinnipac University—Series F (CS: Radian; SPA: Morgan Guaranty Trust) 4.600%, 11/01/2007 (a)(b)	20,875,000

Delaware—0.8%
8,475,000	Lehman Municipal Trust Receipts, Floater Trust—Series P54W (CS: Lehman Liquidity Co.) 3.360%, 11/07/2007 (a)(b)	8,475,000

District of Columbia—0.6%
6,775,000	Metropolitan Washington DC Airport Authority System Rocs Rr Ii R-10198 (CS: FGIC) 3.590%, 11/07/2007 (a)(b)	6,775,000

Florida—1.2%
1,950,000	Brevard County Industrial Development Revenue, Designers Choice Cabinetry (LOC: Amsouth Bank) 3.580%, 11/07/2007 (a)(b)	1,950,000
3,285,000	Miami-Dade County Aviation Revenue (CS: XLCA) 3.430%, 11/07/2007 (a)(b)	3,285,000
6,675,000	Puttable Floating Option Tax Exempt Reciepts—P-floats-pt-4187 (CS: AMBAC) 3.580%, 11/07/2007 (a)(b)	6,675,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$1,300,000	St Johns County Industrial Development Authority Health Facilities Revenue, Coastal Health Care Investor (LOC: Suntrust Bank NA) 3.620%, 11/07/2007 (a)(b)	$1,300,000

		13,210,000

Georgia—0.6%
1,310,000	De Kalb County Housing Authority Revenue, Stone Mill Run Apartments (LOC: First Tennessee Bank) 3.580%, 11/07/2007 (a)(b)	1,310,000
1,410,000	Douglas County Development Authority Revenue, Denyse Signs Inc. (LOC: Bank of North Georgia) 3.860%, 11/07/2007 (a)(b)	1,410,000
1,520,000	Lowndes County Georgia Development Authority Revenue (LOC: First State Bank & Trust) 3.630%, 11/07/2007 (a)(b)	1,520,000
2,300,000	Walton County Industrial Building Authority Revenue, Leggett & Platt, Inc. (LOC: Wachovia Bank N.A.) 3.460%, 11/07/2007 (a)(b)	2,300,000

		6,540,000

Idaho—0.3%
2,000,000	Cassia County Industrial Development, Oak Valley Heifers LLC 3.600%, 11/07/2007 (a)(b)	2,000,000
1,000,000	Hailey Industrial Development Corporation Revenue, Rocky Mountain Hardware (LOC: Wells Fargo Bank NA) 3.630%, 11/07/2007 (a)(b)	1,000,000

		3,000,000

Illinois—6.2%
830,000	Carol Stream Industrial Development Revenue, MI Enterprises (LOC: JP Morgan Chase Bank) 3.740%, 11/07/2007 (a)(b)	830,000
5,600,000	Chicago Multifamily Housing Revenue, Renaissance Place Apartments (LOC: Harris Bank NA) 3.550%, 11/07/2007 (a)(b)	5,600,000
13,403,500	Chicago O’Hare International Airport Revenue Floaters— Series 1438 (CS: Morgan Stanley) 3.630%, 11/07/2007 (a)(b)	13,403,500
965,000	Clinton Industrial Development Revenue, McElroy Metal Mill, Inc. (LOC: Amsouth Bank) 3.610%, 11/07/2007 (a)(b)	965,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$2,000,000	Deutsche Bank/Lifers Trust— SPEARS-DB-346 (CS: FGIC) 3.630%, 11/07/2007 (a)(b)	$2,000,000
3,080,000	Development Authority Industrial Development Revenue, Mattingly Lumber Project— Series A (LOC: First Bank) 3.630%, 11/07/2007 (a)(b)	3,080,000
655,000	Development Finance Authority Industiral Development Revenue, Church Road Partnerhship (LOC: Bank One NA) 3.730%, 11/07/2007 (a)(b)	655,000
440,000	Development Finance Authority Industiral Development Revenue, Fine Points LLC (LOC: Bank One NA) 3.730%, 11/07/2007 (a)(b)	440,000
550,000	Development Finance Authority Industrial Development Revenue, Florence Corp. (LOC: Bank One NA) 3.730%, 11/07/2007 (a)(b)	550,000
1,240,000	Development Finance Authority Industrial Development Revenue, Haskris Co. (LOC: Bank One NA) 3.730%, 11/07/2007 (a)(b)	1,240,000
2,625,000	Development Finance Authority Industrial Development Revenue, Maclean-Fogg Co. (LOC: Bank of America N.A.) 3.730%, 11/07/2007 (a)(b)	2,625,000
500,000	Development Finance Authority Industrial Development Revenue, Nu-Way Industries Inc. (LOC: LaSalle Bank N.A.) 3.450%, 11/07/2007 (a)(b)	500,000
800,000	Development Finance Authority Multi-family Revenue, Butterfield Creek (LOC: LaSalle Bank N.A.) 3.680%, 11/07/2007 (a)(b)	800,000
2,600,000	Development Financial Authority Industrial Development Revenue, Flying Food Fare Inc. (LOC: Harris Bank NA) 3.550%, 11/07/2007 (a)(b)	2,600,000
2,725,000	Development Financial Authority Revenue, Christian Heritage Academy (LOC: Glenview State Bank, Fifth Thrid Bank) 3.710%, 11/01/2007 (a)(b)	2,725,000
1,625,000	Finance Authority Industrial Development Revenue, E Kinast—Series A (LOC: JP Morgan Chase Bank) 3.730%, 11/07/2007 (a)(b)	1,625,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$1,250,000	Finance Authority Industrial Revenue, Metform Corporation (LOC: Bank of America N.A.) 3.730%, 11/07/2007 (a)(b)	$1,250,000
1,100,000	Harvard Health Care Facility Revenue, Harvard Memorial Hospital, Inc. (LOC: M&I Bank) 3.680%, 11/07/2007 (a)(b)	1,100,000
3,400,000	Harvey Multifamily Revenue, Bethlehem Village Project (LOC: Suburban Federal Savings Bank, Federal Home Loan Bank) 3.730%, 11/07/2007 (a)(b)	3,400,000
6,340,000	Lakemoor Multifamily Revenue, Jupiter Realty Corp. (CS: Bayerische Landesbank) 3.660%, 11/07/2007 (a)(b)	6,340,000
3,000,000	Lockport Industrial Developement Revenue, Panduit Corp. Project (LOC: Fifth Third Bank) 3.440%, 11/07/2007 (a)(b)	3,000,000
3,860,000	Mc Henry County Illinois Debt Certificates—Series B 4.000%, 01/15/2008	3,861,523
4,000,000	Phoenix Realty Special Account-U LP Multifamily Revenue, Brightons Mark (LOC: Northern Trust) 3.640%, 11/07/2007 (a)(b)	4,000,000
1,800,000	Richton Park Industrial Development Revenue (LOC: National City Bank) 3.420%, 11/07/2007 (a)(b)	1,800,000
5,000,000	Will County Exempt Facilities Revenue, Amoco Chemical Co. 3.640%, 11/01/2007 (a)(b)	5,000,000

		69,390,023

Indiana—2.1%
700,000	Development Finance Authority (LOC: Regions Bank) 3.630%, 11/07/2007 (a)(b)	700,000
6,500,000	Hartford City Industrial Limited Obligation Revenue, Petoskey Plastics Inc. (LOC: Commercial Bank) 3.610%, 11/07/2007 (a)(b)	6,500,000
500,000	Health Facility Financing Authority Revenue Bonds (LOC: JP Morgan Chase Bank) 3.530%, 11/07/2007 (a)(b)	500,000
3,385,000	Hobart Industrial Economic Development Revenue, Albanese Confectionery— Series A (LOC: Harris NA) 3.550%, 11/07/2007 (a)(b)	3,385,000
7,980,000	State Financial Authority Industrial Revenue, IB & B, LLC Project— Series A (LOC: Harris NA) 3.550%, 11/07/2007 (a)(b)	7,980,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—continued
$1,985,000	Knox Industrial Economic Development Revenue, J.W. Hicks Inc Project—Series A (LOC: Harris Trust & Savings Bank) 3.550%, 11/07/2007 (a)(b)	$1,985,000
640,000	Lawrence Industrial Economic Development Revenue, Southwark Metal Manufacturing Co. (LOC: Citizens Bank) 3.700%, 11/07/2007 (a)(b)	640,000
1,500,000	Whitley County Industrial Economic Development Revenue, Micopulse Inc. (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	1,500,000

		23,190,000

Iowa—2.6%
1,110,000	Finance Authority Development Revenue (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	1,110,000
5,000,000	Finance Authority Industrial Development Revenue, Cone Entertainment Project (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	5,000,000
4,330,000	Finance Authority Solid Waste Disposal Revenue, Natural Pork Production Project 3.600%, 11/07/2007 (a)(b)	4,330,000
5,300,000	Finance Authority Solid Waste Disposal Revenue, Five Star Holdings Project 3.600%, 11/07/2007 (a)(b)	5,300,000
3,250,000	Finance Authority Solid Waste Disposal Revenue, Ronnie & Randy Hunt (LOC: Farm Credit Services) 3.600%, 11/07/2007 (a)(b)	3,250,000
2,000,000	Finance Authority Industrial Development Revenue, Embria Health Sciences Project (LOC: Wells Fargo Bank NA) 3.530%, 11/07/2007 (a)(b)	2,000,000
6,000,000	Finance Authority Solid Waste Disposal, Roorda Dairy, LLC Project (LOC: Wells Fargo Bank NA) 3.600%, 11/07/2007 (a)(b)	6,000,000
1,850,000	Le Mars Iowa Industrial Development Revenue (LOC: Farm Credit Services) 3.600%, 11/07/2007 (a)(b)	1,850,000

		28,840,000

Kansas—0.1%
1,110,000	State Development Finance Authority, Four Seasons Apartments Project (LOC: U.S. Bank N.A.) 3.650%, 11/07/2007 (a)(b)	1,110,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kentucky—0.1%
$300,000	Bardstown Industrial Revenue (LOC: Bank of Michigan) 3.730%, 11/07/2007 (a)(b)	$300,000
755,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 3.730%, 11/07/2007 (a)(b)	755,000

		1,055,000

Louisiana—1.0%
2,000,000	Ascension Parish Waste Disposal, Alliedsignal, Inc. 3.780%, 11/07/2007 (a)(b)	2,000,000
9,565,000	Morgan Keegan Municipal Products Inc., Trust Receipts— Series B (CS: Lloyds TSB Bank, PLC) 3.570%, 11/07/2007 (a)(b)	9,565,000

		11,565,000

Maryland—0.4%
4,600,000	State Health & Higher Educational Facilities Revenue, Pickersgill—Series B (CS: Radian; LOC: Branch Banking & Trust; SPA: Branch Banking & Trust) 5.500%, 11/07/2007 (a)(b)	4,600,000

Michigan—0.7%
3,500,000	State Strategic Fund LTD Obligations, Gentz Aerospace Production, LLC (LOC: Comerica Bank) 3.610%, 11/07/2007 (a)(b)	3,500,000
1,000,000	Strategic Fund Limited Obligation Revenue Series A, Waterland Battle Creek Properties LLC (LOC: Fifth Third Bank) 3.880%, 11/07/2007 (a)(b)	1,000,000
1,725,000	Strategic Fund Limited Obligation Revenue, Kaja Enterprises, LLC (LOC: National City Bank Midwest) 3.610%, 11/07/2007 (a)(b)	1,725,000
900,000	Strategic Fund Limited Obligation Revenue, Quality Assured Plastics (LOC: State bank of Caledonia) 3.730%, 11/07/2007 (a)(b)	900,000
600,000	Strategic Fund Limited Obligation Revenue, Richwood Industries Inc. (LOC: Bank One Michigan) 3.580%, 11/07/2007 (a)(b)	600,000

		7,725,000

Minnesota—8.3%
1,700,000	Blooming Prairie Industrial Development Revenue, Metal Services (LOC: U.S. Bank N.A.) 3.680%, 11/07/2007 (a)(b)	1,700,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—continued
$2,410,000	Bloomington Multifamily Housing Revenue Bonds, Norlan Partners (LOC: LaSalle Bank N.A.) 3.580%, 11/07/2007 (a)(b)	$2,410,000
3,410,000	Board Securitization Trust S—1 (LOC: LaSalle Bank N.A.) 3.630%, 11/07/2007 (a)(b)	3,410,000
3,495,000	Board Securitization Trust S—2 (LOC: LaSalle Bank N.A.) 3.630%, 11/07/2007 (a)(b)	3,495,000
235,000	Dakota County Community Development Agency Multi-Family Housing Revenue, Brentwood Hills Apartments Project-B (LOC: LaSalle Bank N.A.) 3.730%, 11/07/2007 (a)(b)	235,000
17,600,000	East Grand Forks Solid Waste Disposal Revenue, American Crystal Sugar Co Project (LOC: COBank ACB) 3.600%, 11/07/2007 (a)(b)	17,600,000
10,250,000	East Grand Forks Solid Waste Disposal Revenue, American Crystal Sugar Co. (LOC: COBank ACB) 3.600%, 11/07/2007 (a)(b)	10,250,000
8,245,000	JB Bond Securitization Trust Class A (LOC: LaSalle Bank N.A.) 3.630%, 11/07/2007 (a)(b)	8,245,000
1,240,000	Jenkins Industrial Development Revenue, Pequot Tool & Manufacturing Inc. Project (LOC: Wells Fargo Bank NA) 3.630%, 11/07/2007 (a)(b)	1,240,000
2,780,000	Minneapolis Multifamily Housing, Second St., Series—A (LOC: LaSalle Bank N.A.) 3.580%, 11/07/2007 (a)(b)	2,780,000
16,310,500	Minnesota St—Series 1440— Pool Trust National (CS: MBIA) 3.630%, 11/07/2007 (a)(b)	16,310,500
3,510,000	Northfield Multifamily Housing Revenue, Summerfield Investments (LOC: LaSalle Bank N.A.) 3.580%, 11/07/2007 (a)(b)	3,510,000
2,310,000	Owatonna Housing Revenue, Second Century (LOC: American Bank of St. Paul) 3.630%, 11/07/2007 (a)(b)	2,310,000
3,605,000	Ramsey Industrial Development Revenue, Kilkenny LLC—Series A (LOC: U.S. Bank N.A.) 3.730%, 11/07/2007 (a)(b)	3,605,000
10,750,000	St Paul Housing & Redevelopment Authority Multifamily Revenue, Brigecreek Senior Place— Series A (LOC: LaSalle Bank N.A.) 3.580%, 11/07/2007 (a)(b)	10,750,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—continued
$2,920,000	St Paul Housing & Redevelopment Authority Heating Revenue, Series—E (LOC: Dexia Credit) 3.580%, 11/07/2007 (a)(b)	$2,920,000
1,745,000	Waite Park Minnesota Industrial Development Revenue (LOC: Bremer Bank N.A.) 3.610%, 11/07/2007 (a)(b)	1,745,000

		92,515,500

Mississippi—1.2%
5,000,000	Biloxi Housing Authority Multifamily Housing Revenue, Bayview Place Estates (CS: Transamerica Bank N.A.) 4.650%, 08/01/2008	5,000,000
1,355,000	Mississippi Business Financial Corp Industrial Development Revenue Bond (LOC: Amsouth Bank) 3.630%, 11/07/2007 (a)(b)	1,355,000
6,750,000	Prentiss County Industrial Development Reveune, Heidelberg Eastern (LOC: Unibank for Savings) 3.950%, 11/30/2007 (a)(b)	6,750,000

		13,105,000

Missouri—2.3%
3,100,000	Cabool Industrial Development Authority, Ameriduct Worldwide, Inc. (LOC: Harris Trust & Savings Bank) 3.630%, 11/07/2007 (a)(b)	3,100,000
8,100,000	Lehman Municipal Trust Receipts, Trust Series—K82 (CS: Lehman Liquidity Co.) 3.530%, 11/07/2007 (a)(b)	8,100,000
3,230,000	Industrial Development Authority Industrial Revenue, Clemco Industries (LOC: Commercial Bank) 3.710%, 11/07/2007 (a)(b)	3,230,000
880,000	Riverside Industrial Development Authority Revenue Bonds (CS: ACA) 4.500%, 05/01/2008 (b)	882,653
4,000,000	Springfield Industrial Development Authority Revenue, EDCO Group Inc. (LOC: M&I Bank) 3.580%, 11/07/2007 (a)(b)	4,000,000
3,510,000	Springfield Industrial Development Authority Revenue, DMP Properties LLC (LOC: U.S. Bank N.A.) 3.680%, 11/07/2007 (a)(b)	3,510,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
$1,060,000	St Charles County Industrial Development Authority Revenue, National Cart— Series A (LOC: U.S. Bank N.A.) 3.600%, 11/07/2007 (a)(b)	$1,060,000

2,000,000	St. Joseph Industrial Development Authority Industrial Development Revenue, Albaugh Inc.—Series A (LOC: U.S. Bank N.A.) 3.780%, 11/07/2007 (a)(b)	2,000,000

		25,882,653

Multistate—29.8%
11,220,000	Class B Revenue Bond Certificates—Series Trust 2004-1 (CS: AIG Retirement Services) 3.650%, 11/07/2007 (a)(b)	11,220,000
9,745,000	Class B Revenue Bond Certificates—Series Trust-1 (CS: AIG) 3.710%, 11/07/2007 (a)(b)	9,745,000
10,000,000	Clipper Tax-Exempt Certificate Trust (CS: State Street B&T) 3.530%, 11/7/2007 (a)(b)	10,000,000
11,495,000	Deutsche Bank Spears/lifers Trust—DBE Ag-128 (CS: Deutsche Bank A.G.) 3.710%, 11/07/2007 (a)(b)	11,495,000
41,405,000	JP Morgan Chase & Co I-Putters, Series—1751P (CS: MBIA) 3.630%, 11/07/2007 (a)(b)	41,405,000
8,465,000	JP Morgan Chase & Co I-Putters, Series—1684P (CS: JP Morgan Chase Bank) 3.660%, 11/07/2007 (a)(b)	8,465,000
14,800,000	JP Morgan Chase & Co Putters— Series 1632P (CS: JP Morgan Chase Bank) 3.660%, 11/07/2007 (a)(b)	14,800,000
4,195,000	JP Morgan Chase & Co Putters— Series 1633P (CS: JP Morgan Chase Bank) 3.660%, 11/07/2007 (a)(b)	4,195,000
5,506,500	Morgan Stanley & Co Inc, Floaters Series—1708P (CS: MBIA) 3.630%, 11/07/2007 (a)(b)	5,506,500
12,010,000	Morgan Stanley & Co Inc, Floaters Series—1486P (CS: MBIA) 3.630%, 11/07/2007 (a)(b)	12,010,000
3,980,500	Morgan Stanley & Co Inc, Floaters Series—1481P (CS: MBIA) 3.630%, 11/07/2007 (a)(b)	3,980,500
11,092,500	Morgan Stanley & Co Inc Trust Variable Floaters—Series 1469 (CS: Morgan Stanley Municipal) 3.630%, 11/07/2007 (a)(b)	11,092,500

Principal Amount	Security Description	Value

Municipal Bonds—continued
Multistate—continued
$5,667,500	Morgan Stanley & Co Inc Trust Variable Floaters—Series 1476 (CS: FSA MBIA AMBAC) 3.630%, 11/07/2007 (a)(b)	$5,667,500
4,340,000	Puttable Floating Option Tax-exempt Receipts P-Floats (CS: Merrill Lynch Capital Services) 3.650%, 11/07/2007 (a)(b)	4,340,000
10,685,000	Puttable Floating Option Tax-Exempt Receipts, Regular Floats Mode A PPT-38 (LOC: Lloyds TSB Bank) 3.730 (a)(b)	10,685,000
13,025,000	Puttable Floating Option Tax-Exempt Receipts P-Floats 003 (CS: Merrill Lynch Capital Services) 3.650%, 11/07/2007 (a)(b)	13,025,000
18,540,000	Puttable Floating Option Tax-Exempt Receipts, P-Floats 001 (CS: Merrill Lynch Capital Services) 3.650%, 11/07/2007 (a)(b)	18,540,000
8,355,000	Puttable Floating Option Tax-Exempt Receipts, P-Floats 002 (CS: Merrill Lynch Capital Services) 3.650%, 11/07/2007 (a)(b)	8,355,000
29,060,000	Puttable Floating Option Tax-Exempt Receipts, P-Floats (CS: Merrill Lynch Capital Services) 3.730%, 11/07/2007 (a)(b)	29,060,000
38,650,000	Puttable Floating Option Tax-Exempt Receipts, P-Floats-pol-009 (CS: Merrill Lynch Capital Services) 3.730%, 11/07/2007 (a)(b)	38,650,000
5,780,000	Puttable Floating Option Tax-Exempt Reciepts, P-Floats 4336 (CS: Merrill Lynch Capital Services) 3.610%, 11/07/2007 (a)(b)	5,780,000
3,100,000	Revenue Bond Certificate Series Trust 2004-13, Centennial 3.650%, 11/07/2007 (a)(b)	3,100,000
5,000,000	Revenue Bond Certificate Series Trust 2005-1 (CS: AIG) 3.710%, 11/07/2007 (a)(b)	5,000,000
5,000,000	Revenue Bond Certificate Series Trust 2006-2, Meridian Apartments (CS: AIG) 3.710%, 11/07/2007 (a)(b)	5,000,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Multistate—continued
$2,000,000	Revenue Bond Certificate Series Trust 2006-4, Wildwood Branch (CS: AIG) 3.710%, 11/07/2007 (a)(b)	$2,000,000
4,325,000	Revenue Bond Certificate Series Trust 2007-1, North Oak (CS: AIG Retirement Services) 3.710%, 11/07/2007 (a)(b)	4,325,000
6,915,000	Revenue Bond Certificate Series Trust 2007-5, Bent Tree Town (CS: AIG Retirement Services) 3.710%, 11/07/2007 (a)(b)	6,915,000
10,700,000	Revenue Bond Certificate Series Trust 2007-6, South Creek (LOC: California Bank & Trust) 3.680%, 11/07/2007 (a)(b)	10,700,000
17,300,000	Sunamerica Trust Class A Certificates, Series—2 (CS: Freddie Mac) 3.580%, 11/07/2007 (a)(b)	17,300,000

		332,357,000

Nebraska—1.6%
590,000	Douglas County Industrial Development Revenue, James Skinner Co. (LOC: U.S. Bank N.A.) 3.730%, 11/07/2007 (a)(b)	590,000
7,960,000	Puttable Floating Option Tax Exempt Reciepts—PT-4384 (CS: AMBAC) 3.580%, 11/07/2007 (a)(b)	7,960,000
9,000,000	Scotts Bluff County Hospital Authority Revenue, Regional West Medical Center (LOC: Keybank N.A.) 5.500%, 11/07/2007 (a)(b)	9,000,000

		17,550,000

Nevada—1.1%
5,085,000	Puttable Floating Option Tax Exempt Reciepts, P-Floats—244 (CS: FSA) 3.580%, 11/07/2007 (a)(b)	5,085,000

5,275,000	Puttable Floating Option Tax Exempt Reciepts, P-Floats—245 (CS: FSA) 3.580%, 11/07/2007 (a)(b)	5,275,000

1,500,000	Winnemucca Economic Development Revenue, Carry on Trailor Inc. (LOC: Regions Bank) 3.600%, 11/07/2007 (a)(b)	1,500,000

		11,860,000

New Jersey—0.1%
1,265,000	Economic Development Authority (LOC: Sun Bank NA) 3.530%, 11/07/2007 (a)(b)	1,265,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Mexico—0.2%
$1,275,000	Albuquerque Industrial Development Revenue, Karsten Co. (LOC: U.S. Bank N.A.) 3.730%, 11/07/2007 (a)(b)	$1,275,000
1,050,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: American National Bank & Trust) 3.730%, 11/07/2007 (a)(b)	1,050,000

		2,325,000

New York—2.1%
9,900,000	Clinton County Industrial Development Agency Civic Facilities Revenue (CS: Radian; SPA: Keybank N.A.) 5.700%, 11/07/2007 (a)(b)	9,900,000
5,000,000	Clinton County Industrial Development Agency Civic Facilities Revenue (CS: Radian; SPA: Keybank N.A.) 5.700%, 11/07/2007 (a)(b)	5,000,000
535,000	Erie County Industrial Development Agency Revenue, MMars 3rd Pg— B&G Properties—Class B (LOC: HSBC) 3.800%, 11/07/2007 (a)(b)	535,000
630,000	New York City Industrial Development Agency Civic Revenue, Peninsula Hospital Center (LOC: JP Morgan Chase Bank) 3.680%, 11/07/2007 (a)(b)	630,000
371,100	New York City Industrial Development Revenue, Abigail Press Inc. (LOC: JP Morgan Chase Bank) 3.680%, 11/07/2007 (a)(b)	371,100
1,500,000	Riverhead Industrial Development Authority, Altaire Pharmaceuticals Project (LOC: Mellon Bank) 3.650%, 11/07/2007 (a)(b)	1,500,000
5,685,000	State Housing Finance Agency Revenue, Floaters— Series 1392—Pool Trust National (CS: FHS INS) 3.630%, 11/07/2007 (a)(b)	5,685,000

		23,621,100

Ohio—2.9%
640,000	Cuyahoga County Industrial Development Revenue, Edge Seal Technologies (LOC: Firstmerit Bank) 3.680%, 11/07/2007 (a)(b)	640,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$6,000,000	Dayton-Montgomery County Port Authority Airport Facility Revenue (CS: Deutsche Post AG) 3.420%, 11/07/2007 (a)(b)	$6,000,000
5,000,000	Geauga County Revenue, South Franklin Circle Project (LOC: Keybank N.A.) 3.580%, 11/01/2007 (a)(b)	5,000,000
6,000,000	Louisville Healthcare Facilities Revenue, St. Joseph Care Center (LOC: First Merit Bank) 3.670%, 11/07/2007 (a)(b)	6,000,000
1,890,000	Portage County Health Care Facilities Revenue, Hattie Larlham Center (LOC: National City Bank) 3.680%, 11/07/2007 (a)(b)	1,890,000
1,310,000	Portage County Industrial Development Revenue, Allen Aircraft Products (LOC: National City Bank) 3.610%, 11/07/2007 (a)(b)	1,310,000
2,210,000	Portage County Industrial Development Revenue, NCSP LP (LOC: Huntington National Bank) 3.580%, 11/07/2007 (a)(b)	2,210,000
1,800,000	Revenue Bond Certificate Series Trust Revenue Bond (CS: AIG Retirement Services) 3.650%, 11/07/2007 (a)(b)	1,800,000
2,100,000	Richland County Industrial Development Revenue, Mansfield Motel Partnership (LOC: Huntington National Bank) 3.730%, 11/07/2007 (a)(b)	2,100,000
5,400,000	Summit County Port Authority, American Original Building (LOC: First Merit Bank) 3.710%, 11/07/2007 (a)(b)	5,400,000
70,000	Wood County Industrial Development Revenue Bonds (LOC: First Merit Bank) 3.560%, 11/07/2007 (a)(b)	70,000

		32,420,000

Oklahoma—0.3%
3,595,000	Oklahoma County Finance Authority Multi-Family Housing Revenue, Santa Fe Pointe Apts— Series A (CS: Societe Generale) 3.750%, 12/01/2007 (c)	3,595,000

Oregon—0.1%
800,000	Oregon State Economic Development Revenue (LOC: Bank One N.A.) 3.730%, 11/07/2007 (a)(b)	800,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—2.2%
$6,935,000	Butler County Industrial Development Authority, Concordia Lutheran—Series A (LOC: Bank of America N.A.) 5.500%, 11/07/2007 (a)(b)	$6,935,000
5,060,000	Butler County Industrial Development Authority, Concordia Lutheran—Series C (LOC: Bank of America N.A.) 5.500%, 11/07/2007 (a)(b)	5,060,000
1,000,000	Erie County Industrial Development Authority Revenue, Snap-Tite Inc. (LOC: National City Bank) 3.660%, 11/07/2007 (a)(b)	1,000,000
11,865,000	Philadelphia Airport Revenue (LOC: Citizens Bank NA) 3.590%, 11/07/2007 (a)(b)	11,865,000

		24,860,000

Rhode Island—0.1%
1,300,000	Industrial Facilities Corporation Development Revenue, Greystone of Lincoln Project (LOC: Citizens Bank NA) 3.700%, 11/07/2007 (a)(b)	1,300,000

South Carolina—1.5%
8,940,000	Hampton County Industrial Development Revenue, Carolina Soya LLC (LOC: AGSOUTH Farm Credit ACA) 3.600%, 11/07/2007 (a)(b)	8,940,000
2,400, 000	Jobs Economic Development Revenue, Dorris Properties, LLC Project (LOC: Wells Fargo Bank) 3.530%, 11/07/2007 (a)(b)	2,400,000
5,850,000	South Carolina Jobs Economic Development Authority Revenue, Conco Medical Products (LOC: Bayerische Hypo-Und) 3.560%, 11/07/2007 (a)(b)	5,850,000

		17,190,000

South Dakota—0.4%
1,300,000	Brookings Industrial Development Revenue, Lormar Development Co. (LOC: U.S. Bank N.A.) 3.780%, 11/07/2007 (a)(b)	1,300,000
2,735,000	Economic Development Finance Authority (LOC: Wells Fargo) 3.530%, 11/07/2007 (a)(b)	2,735,000
690,000	Economic Development Finance Authority Economic Revenue, Vicom Ltd. (LOC: Associated Bank N.A.) 3.710%, 11/07/2007 (a)(b)	690,000

		4,725,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—1.1%
$5,000,000	Dickson Health Education & Housing Facility Board (LOC: Trustmark National Bank) 3.860%, 11/07/2007 (a)(b)	$5,000,000
500,000	Hamilton County Industrial Development Revenue, Hamilton Plastics, Inc. (LOC: First American National Bank) 3.580%, 11/07/2007 (a)(b)	500,000
1,600,000	Huntingdon Industrial Development Board Revenue, Associates Rubber Co. (LOC: Suntrust Bank) 3.790%, 11/07/2007 (a)(b)	1,600,000
1,695,000	Jackson Health Educational & Housing Facility Board Revenue (LOC: First Tennessee Bank) 4.000%, 12/01/2007 (a)(b)	1,695,000
2,430,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, Donelson Christian Academy (LOC: Amsouth Bank) 3.580%, 11/07/2007 (a)(b)	2,430,000
400,000	Rutherford County Industrial Development Board (LOC: Societe Generale) 3.530%, 11/07/2007 (a)(b)	400,000

		11,625,000

Texas—10.5%
4,545,000	Archer City Growth & Development, Pork Products II (LOC: Bank of Oklahoma N.A.) 3.650%, 11/07/2007 (a)(b)	4,545,000
4,500,000	Brazos River Harbor Navigation District—BASF Corp. Project 3.630%, 11/07/2007 (a)(b)	4,500,000
2,700,000	Brazos River Harbor Navigation District—BASF Corp. Project 3.690%, 11/01/2007 (a)(b)	2,700,000
3,000,000	Dallam County Industrial Development Corporation Industrial Development Revenue, Dalhart Jersey Ranch (LOC: Fresno-Madera Fed Land) 3.600%, 11/07/2007 (a)(b)	3,000,000
2,600,000	Dallam County Industrial Development Corporation Revenue, Rick & Janice Van Ryan 3.600%, 11/07/2007 (a)(b)	2,600,000
7,500,000	Dallas Fort Worth International Airport Revenue, R-11222 (CS: FSA) 3.590%, 11/07/2007 (a)(b)	7,500,000
1,000,000	Dallas Fort Worth International Airport Revenue—Series A 5.000%, 11/01/2007	1,000,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$2,455,000	Deutche Bank Spears/Lifers Trust (CS: FSA) 3.630%, 11/07/2007 (a)(b)	$2,455,000
26,500,000	First Rio Grande Regional Water Authority, Rio Grande Sugar (LOC: Cobank ACB, Wachovia Bank) 3.600%, 11/07/2007 (a)(b)	26,500,000
4,575,000	Gulf Coast Waste Disposal Authority Environmental Facilities Revenue, Exxonmobile Project 3.610%, 11/01/2007 (a)(b)	4,575,000
4,000,000	Hale County Industrial Development Revenue, White River Ranch (LOC: Wells Fargo Bank) 3.600%, 11/07/2007 (a)(b)	4,000,000
2,845,000	Lewisville Independent School District, P-floats—196 (CS: FGIC) 3.580%, 11/07/2007 (a)(b)	2,845,000
4,500,000	Port Arthur Naval District Revenue, Multi Mode Reference—Series C (CS: Total FINA ELF S.A.) 3.530%, 11/07/2007 (a)(b)	4,500,000
6,500,000	Port Corpus Christi Authority Nueces County Solid Waste Disposal, Flint Hills Resources LP (CS: Flint Hills Resources) 3.550%, 11/07/2007 (a)(b)	6,500,000
9,000,000	Port Corpus Christi Authority Nueces County Solid Waste Disposal, Flint Hills Resources LP 3.550%, 11/07/2007 (a)(b)	9,000,000
10,900,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources—Series A (CS: Flint Hills Resources) 3.730%, 11/07/2007 (a)(b)	10,900,000
15,500,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources LP 3.550%, 11/07/2007 (a)(b)	15,500,000
1,500,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources LP 3.550%, 11/07/2007 (a)(b)	1,500,000
2,795,000	Puttable Floating Option Tax Exempt Reciepts, P-Floats 4398 (CS: AMBAC) 3.580%, 11/07/2007 (a)(b)	2,795,000
235,000	Saginaw Industrial Development Authority, Glad Investing Project (LOC: Bank One Texas N.A.) 3.880%, 11/07/2007 (a)(b)	235,000

		117,150,000

Utah—0.2%
2,500,000	Housing Corporation Multifamily Revenue, Todd Hollow Apartments—A (CS: AIG Retirement Services) 3.650%, 11/07/2007 (a)(b)	2,500,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
Vermont—0.1%
$1,535,000	Educational & Health Buildings Financing Agency Revenue (LOC: TD Bank North N.A.) 5.000%, 11/01/2007 (a)(b)	$1,535,000

Virginia—0.2%
1,000,000	Brunswick County Industrial Development Authority (LOC: Credit Suisse First Boston) 3.730%, 11/07/2007 (a)(b)	1,000,000
1,250,000	Surry County Industrial Development Authority Revenue, Windsor Mill (LOC: Wells Fargo Bank N.A.) 3.530%, 11/07/2007 (a)(b)	1,250,000

		2,250,000

Washington—3.6%
2,815,000	Deutche Bank Spears/ Lifers Trust—388 (CS: Deutsche Bank A.G.) 3.570%, 11/07/2007 (a)(b)	2,815,000
2,500,000	Deutche Bank Spears/ Lifers Trust—398 (CS: MBIA) 3.610%, 11/07/2007 (a)(b)	2,500,000
1,110,000	Economic Development Finance Authority Revenue, Belina Interiors Inc.—Series F (LOC: Keybank N.A.) 3.630%, 11/07/2007 (a)(b)	1,110,000
2,745,000	Economic Development Finance Authority Revenue, Wesmar Co. Inc., Project—Series F (LOC: U.S. Bank N.A.) 3.630%, 11/07/2007 (a)(b)	2,745,000
775,000	Pierce County Economic Development Corp. (LOC: U.S. Bank N.A.) 3.630%, 11/07/2007 (a)(b)	775,000
3,100,000	Port Bellingham Industrial Development Corp. Environmetal Facilities, West Coast Products, LLC 3.640%, 11/07/2007 (a)(b)	3,100,000
6,125,000	Port Bellingham Industrial Development, Hempler Foods Group (LOC: Bank of Montreal) 3.550%, 11/07/2007 (a)(b)	6,125,000
8,910,000	Renton Housing Authority Multifamiy Housing Revenue (CS: Citigroup) 3.580%, 11/07/2007 (a)(b)	8,910,000
3,480,000	State Economic Development Finance Revenue Bonds (LOC: Keybank N.A.) 3.570%, 11/07/2007 (a)(b)	3,480,000
7,970,000	State Housing Finance Community Multifamily Housing Revenue, RR-II-R873CE (CS: Citigroup) 3.630%, 11/07/2007 (a)(b)	7,970,000

		39,530,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—2.1%
$500,000	Elkhorn Industrial Development Revenue (LOC: U.S. Bank N.A.) 3.580%, 11/07/2007 (a)(b)	$500,000
500,000	Farmington Industrial Development Revenue, Swiss Valley Farms Co. (LOC: Wells Fargo Bank N.A.) 3.530%, 11/07/2007 (a)(b)	500,000
3,005,000	Fox Lake Redevelopment Authority Revenue, Karavan Trailers Inc. (LOC: Associated Bank N.A.) 3.710%, 11/07/2007 (a)(b)	3,005,000
980,000	Franklin Industrial Development Revenue, Howard Henz Co., Inc. (LOC: Associated Bank N.A.) 3.750%, 11/07/2007 (a)(b)	980,000
1,750,000	Franklin Industrial Development Revenue, Smyczek/ECS Project (LOC: Wells Fargo Bank N.A.) 3.730%, 11/07/2007 (a)(b)	1,750,000
4,110,000	Hull Industrial Development Revenue, Welcome Dairy, Inc. (LOC: Associated Bank N.A.) 3.680%, 11/07/2007 (a)(b)	4,110,000
5,500,000	Lancaster Industrial Development Revenue (LOC: Associated Bank N.A.) 3.550%, 11/07/2007 (a)(b)	5,500,000
1,790,000	Reedsburg Industrial Development Revenue, Cellox LLC (LOC: Associated Bank N.A.) 3.750%, 11/07/2007 (a)(b)	1,790,000
1,550,000	Rhinelander Industrial Development Revenue, Superior Diesel/SDI Properites (LOC: Associated Bank N.A.) 3.750%, 11/07/2007 (a)(b)	1,550,000
1,300,000	Sheboygan Industrial Development Revenue, Polyfab & Gill-Janssen (LOC: Associated Bank N.A.) 3.710%, 11/07/2007 (a)(b)	1,300,000
200,000	Sturgeon Bay Industrial Development Revenue, Midwest Wire Realty (LOC: Associated Bank N.A.) 3.830%, 11/07/2007 (a)(b)	200,000
1,800,000	Superior Industrial Development Revenue, Amsoil Inc. (LOC: Wells Fargo Bank N.A.) 3.530%, 11/07/2007 (a)(b)	1,800,000
850,000	Wood River Industrial Development Revenue, Burnett Dairy (LOC: U.S. Bank N.A.) 3.680%, 11/07/2007 (a)(b)	850,000

		23,835,000

	Total Municipal Bonds	1,101,668,276

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Shares/ Par Value	Security Description	Value

Wisconsin—continued
Money Market Fund—0.0%
$60,755	SEI Tax Exempt Trust— Institutional Tax Free Portfolio—A	$60,755

	Total Money Market Fund	60,755

	Total Investments (Cost $1,101,729,031)—98.8%	1,101,729,031
	Other Assets in Excess of Liabilities—1.2%	13,801,120

	TOTAL NET ASSETS—100.0%	1,115,530,151

Percentages are stated as a percent of net assets.

(a) Variable Rate Security—The rate reported is the rate in effect as of October 31, 2007. The date shown is the next reset date.

(b) Maturity date represents first available put date.

(c) Put Bond

CS—Credit Support
LOC—Letter of Credit
SPA—Standby Purchase Agreement

See notes to financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—96.9%
Alabama—7.8%
$3,215,000	Housing Financial Authority Multi Family Housing Revenue (LOC: Colonial Bank) 5.300%, 09/01/2008 (d)	$3,215,000
500,000	Pell City Alabama Special Care Facility, Noland Health Services Inc., Series—A 5.000%, 12/01/2007	500,265
1,000,000	Tuscaloosa Alaska Educational Building Authority, Sillman College Project, Series—A 5.000%, 06/01/2008	1,002,480

		4,717,745

Colorado—0.8%
500,000	Walker Field Public Airport Authority 4.100%, 12/01/2008	498,740

Florida—2.0%
1,200,000	Lee County Industrial Development Authority 5.000%, 11/15/2007	1,200,168

Illinois—1.0%
580,000	Montgomery & Bond Counties Community District No. 003 (CS: FSA) 6.000%, 12/01/2007	580,244

Kansas—1.1%
680,000	Lenexa Health Care Facility Revenue 5.000%, 05/15/2008	681,781

Kentucky—0.9%
515,000	Shelby County Industrial Building Revenue, Roll Forming Corp. (LOC: Bayerische) 3.880%, 11/07/2007 (a) (b)	515,000

Louisiana—4.6%
600,000	Caddo-Bossier Parishes Port Commission, Shreveport Fabrications (LOC: Hibernia National Bank) 4.490%, 11/07/2007 (a) (b)	600,000
2,200,000	Jefferson Parish Industrial Development Board 4.000%, 11/01/2007 (a) (b)	2,200,000

		2,800,000

Maryland—4.6%
2,745,000	State Health & Higher Education Authority (CS: Radian; LOC: Branch Banking & Trust; SPA: Branch Banking & Trust) 5.500%, 11/07/2007 (a) (b)	2,745,000

Massachusetts—10.3%
935,000	State Industrial Finance Agency Revenue, Asahi/America, Inc. (LOC: Citizens Bank of Massachusetts) 3.125%, 03/01/2009 (d)	924,883
5,275,000	State Port Authority Revenue Bonds, Delta Air Lines Series—B (CS: AMBAC) 4.900%, 11/30/2007 (a) (b) (e)	5,275,000

		6,199,883

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—6.4%
$1,360,000	St. Cloud Housing & Redevelopment Authority Industrial Development Revenue, CMMB LLP (LOC: Bremer Bank) 4.080%, 11/07/2007 (a) (b)	$1,360,000
2,500,000	St. Paul Housing & Redevelopment Authority (LOC: Bremer Bank) 3.930%, 11/07/2007 (a) (b)	2,500,000

		3,860,000

Mississippi—3.7%
2,200,000	Mississippi Business Finance Corp., Gulf Opportunity Zone, Electrical Power Association, Class—A (CS: National Rural Utilities Co.) 4.500%, 11/30/2007 (a) (b)	2,200,000

Multistate—8.3%
5,000,000	Theop LLC (Acquired 7/25/2007, Cost $5,100,000) 8.969%, 11/30/2007 (a) (b) (e) (f)	5,000,000

New Jersey—10.2%
	Bayonne General Obligations Notes
1,500,000	5.000%, 09/18/2008	1,511,295
1,300,000	5.000%, 10/24/2008	1,306,071
1,000,000	Economic Development Authority Revenue Floats Series-980 (CS: Morgan Stanley) 3.830%, 11/07/2007 (a) (b)	1,000,000
230,000	Health Care Facility, Trinitas Hospital, Series—B, Taxable 6.500%, 07/01/2012	229,929
1,035,000	Tobacco Settlement Finance Corp. 5.750%, 06/01/2012	1,108,247
1,000,000	Wanaque Valley Regional Sewage Authority 5.000%, 09/26/2008	1,006,620

		6,162,162

New York—9.3%
1,500,000	Clinton County Industrial Development Agency Civic Facility, Champlain Physicians, Series—B (CS: Radian; SPA: Keybank N.A.) 5.700%, 11/07/2007 (a) (b)	1,500,000
645,000	Erie County Industrial Development Agency, Rosina Foods Products (LOC: HSBC Bank N.A.) 5.100%, 11/07/2007 (a) (b)	645,000
590,000	Seneca County Industrial Development Agency Civic Facility Revenue, Chiropratic College 5.000%, 10/01/2009	596,378
2,400,000	State Energy Reshape & Development Gas Facilities 4.500%, 11/30/2007 (a) (b)	2,400,000
500,000	Westchester Tobacco Asset Securitization Corp. 5.000%, 06/01/2015	491,670

		5,633,048

See notes to financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
October 31, 2007

Principal Amount	Security Description	Value

Municipal Bonds—continued
North Carolina—1.1%
$675,000	Medical Care Commission Health Care Facilities Revenue, Salemtowne 4.250%, 10/01/2008	$674,264

Ohio—1.2%
585,000	Portage County Industrial Development Revenue (LOC: Huntington National Bank) 3.880%, 11/07/2007 (a) (b)	585,000
110,000	Summit County Industrial Development Revenue, LKL Properties, Inc. (LOC: First Merit Bank N.A.) 3.880%, 11/07/2007 (a) (b)	110,000

		695,000

Oklahoma—1.6%
1,000,000	Cherokee Nation Of Oklahoma National Healthcare System (CS: ACA) (Acquired 12/18/2006, cost $1,000,000) 4.100%, 12/01/2011 (f)	994,050

Pennsylvania—4.4%
500,000	Allegheny Country Industrial Development Authority Health & Housing Facility, Longwood, Senior Series—A (CS: Radian; SPA: National City Bank) 5.050%, 11/01/2007 (a) (b)	500,000
1,200,000	Butler County Industrial Development Authority, Concordia Lutheran, Series—C (LOC: Bank of America N.A.) 5.500%, 11/07/2007 (a) (b)	1,200,000
975,000	Erie County Industrial Development Authority Revenue Bonds (LOC: First National Bank of Pennsylvania) 4.050%, 11/07/2007 (a) (b)	975,000

		2,675,000

Puerto Rico—4.5%
2,700,000	Puerto Rico GDB 4.700%, 11/14/2007 (c)	2,700,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—0.3%
$200,000	Sumner County Health Educational & Housing Facility, Sumner Academy Project (LOC: First American National Bank) 3.680%, 11/07/2007 (a) (b)	$200,000

Texas—12.4%
2,800,000	Central Higher Education Authority, Senior Series—A (LOC: GTD STD LNS) 4.600%, 11/30/2007 (a) (b)	2,800,000
2,000,000	Gulf Coast Industrial Development Authority Revenue Bonds (CS: Cinergy Corporation) 3.950%, 11/07/2007 (a) (b)	2,000,000
700,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources—Series A (CS: Flint Hills Resources) 3.730%, 11/07/2007 (a) (b)	700,000
1,960,000	Revenue Bond Certificates Series Trust, Heather Lane—Taxable (CS: AIG) 5.050%, 11/07/2007 (a) (b)	1,960,000

		7,460,000

Virginia—0.4%
225,000	Ashland Industrial Development Authority, Taxable Wood Cabinet—Series B (LOC: Regions Bank) 5.080%, 11/01/2007 (a) (b)	225,000

	Total Municipal Bonds	58,417,085

Short-Term Investments—0.8%
453,486	Federated Government Obligations Fund	453,486

	Total Short-Term Investments	453,486

	Total Investments (Cost $58,779,493)—97.7%	58,870,571
	Other Assets in Excess of Liabilities—2.3%	1,409,663

	TOTAL NET ASSETS—100.0%	$60,280,234

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security- The rate reported is the rate in effect as of October 31, 2007. The date shown is the next reset date. (b) Maturity date represents first put date.

(c)	Commercial Paper

(d)	Put Bond

(e)	Auction Rate Note

(f)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

CS—Credit Support
LOC—Letter of Credit
SPA—Standby Purchase Agreement

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2007

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

ASSETS:
Investments, at value (1)	$86,774,253	$1,483,519,373	$11,825,682	$50,915,010
Dividends and interest receivable	428,137	6,477,261	6,550	78,550
Receivable for capital shares issued	50	4,901,131	200	1,402,071
Receivable for investment securities sold	5,419,239	207,199,652	6,366,269	759,729
Due from Adviser	—	—	14,727	—
Prepaid expenses and other assets	6,140	51,920	11,623	11,217

Total assets	92,627,819	1,702,149,337	18,225,051	53,166,577

LIABILITIES:
Payable for investment securities purchased	139,522	191,436,813	842,490	4,755,886
Payable to custodian	—	1,521,433	2,930,906	—
Payable for capital shares redeemed	7,096	1,123,553	1,086	—
Accrued expenses and other liabilities:
Investment advisory fees	78,597	1,255,033	—	35,621
Line of credit	—	6,359,000	3,593,000	—
Other	42,853	381,319	37,554	20,341

Total liabilities	268,068	202,077,151	7,405,036	4,811,848

Net Assets	$92,359,751	$1,500,072,186	$10,820,015	$48,354,729

Net assets represented by:
Capital Stock	$72,580,920	$1,452,970,023	$9,684,901	$43,381,526
Accumulated undistributed net investment income/(loss)	(26,712)	28,530,268	—	99,231
Accumulated net realized gains/(losses) on investments, swaps, and foreign currency related transactions	6,112,153	(61,788,554)	2,504,896	1,899,755
Net unrealized appreciation/depreciation on:
Investments	13,693,390	79,965,811	(1,434,208)	2,974,217
Foreign currency translation	—	394,638	64,427	—

Total Net Assets	$92,359,751	$1,500,072,186	$10,820,015	$48,354,729

Net asset value
Net assets	$92,359,751	$1,500,072,186	$10,820,015	$48,354,729
Shares of beneficial interest issued and outstanding	6,815,249	112,608,408	779,056	3,435,040
Net asset value, offering price and redemption price per share	$13.55	$13.32	$13.89	$14.08

(1) Cost of Investments	$73,080,863	$1,403,553,562	$13,259,890	$47,940,793

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2007

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

ASSETS:
Investments, at value (1)	$1,101,729,031	$58,870,571
Cash	8,656	—
Interest receivable	6,112,910	461,398
Receivable for capital shares issued	39,401,740	644,419
Receivable for investment securities sold	42,707,049	567,690
Prepaid expenses and other assets	34,690	14,876

Total assets	1,189,994,076	60,558,954

LIABILITIES:
Payable for investment securities purchased	17,335,000	—
Payable for capital shares redeemed	53,876,910	5,630
Accrued expenses and other liabilities:
Investment advisory fees	294,115	26,349
Distribution fees	1,660	434
Distribution to shareholders	2,897,955	233,435
Other	58,285	12,872

Total liabilities	74,463,925	278,720

Net Assets	$1,115,530,151	$60,280,234

Net assets represented by
Capital Stock	$1,115,530,151	$60,238,650
Accumulated undistributed net investment income	—	7,979
Accumulated net realized losses from investments sold	—	(57,473)
Net unrealized appreciation on investments	—	91,078

Total Net Assets	$1,115,530,151	$60,280,234

Net asset value
Adviser Class Shares
Net assets	$429,827	$871,630
Shares of beneficial interest issued and outstanding	429,771	86,300
Net asset value, offering price and redemption price per share	$1.00	$10.10
Investor Class Shares
Net assets	$1,119,100,324	$59,408,604
Shares of beneficial interest issued and outstanding	1,115,100,268	5,914,451
Net asset value, offering price and redemption price per share	$1.00	$10.04

(1) Cost of Investments	$1,101,729,031	$58,779,493

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2007

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

INVESTMENT INCOME:
Interest income	$1,132,353	$3,675,174	$12,412	$255,936
Dividend income*	1,772,973	189,773,423	118,865	19,721

Total investment income	2,905,326	193,448,597	131,277	275,657

EXPENSES:
Investment advisory fees	959,174	11,515,852	110,340	114,347
Administration fees	32,415	394,748	4,309	5,028
Fund accounting fees	16,925	190,600	2,198	2,644
Audit and tax fees	19,766	23,772	20,391	17,591
Custodian fees	7,417	86,637	928	1,144
Interest expense	2,883	19,321	112,731	—
Legal fees	2,627	18,581	1,459	1,216
Registration and filing fees	19,125	117,913	22,096	23,074
Printing fees	12,514	350,976	7,021	1,640
Transfer agent fees	34,150	423,140	4,570	5,367
Trustee fees	716	10,463	123	63
Other fees	6,713	70,353	1,990	2,658

Total expenses before expense waiver by Adviser	1,114,425	13,222,356	288,156	174,772
Less: Expense waiver by Adviser	—	—	(139,356)	(22,424)

Net expenses	1,114,425	13,222,356	148,800	152,348

Net investment income (loss)	1,790,901	180,226,241	(17,523)	123,309

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	5,978,903	(39,881,300)	3,241,026	1,889,483
Foreign currency translation	—	(6,542,403)	(35,852)	(563)
Option contracts expired or closed	—	401,898	—	—
Swaps	—	(1,492,792)	(114,108)	9,260

Net realized gain (loss)	5,978,903	(47,514,597)	3,091,066	1,898,180

Change in unrealized appreciation / depreciation on:
Investments	(3,900,340)	63,257,867	(1,492,423)	2,909,947
Foreign currency translation	—	355,462	64,427	—

Net change in unrealized appreciation/depreciation	(3,900,340)	63,613,329	(1,427,996)	2,909,947

Net realized/unrealized gain (loss) on investments	2,078,563	16,098,732	1,663,070	4,808,127

Change in net assets resulting from operations	$3,869,464	$196,324,973	$1,645,547	$4,931,436

* Net of foreign taxes withheld	—	$7,588,149	$53	$—

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2007

	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

INVESTMENT INCOME:
Interest income	$29,387,392	$2,401,038

Total investment income	29,387,392	2,401,038

EXPENSES:
Investment advisory fees	3,395,812	386,097
Administration fees	47,963	3,642
Distribution fees - Adviser Class	2,538	1,614
Fund accounting fees	45,878	3,581
Audit and tax fees	15,207	15,007
Custodian fees	36,532	3,334
Legal fees	7,917	1,962
Registration and filing fees	71,947	32,658
Printing fees	16,848	3,559
Transfer agent fees	47,963	3,642
Trustee fees	1,430	262
Other fees	16,777	3,006

Total expenses before expense waiver by Adviser	3,706,812	458,364

Less: Expense waiver by Adviser	(1,718,243)	(148,724)
Net expenses	1,988,569	309,640

Net investment income	27,398,823	2,091,398

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	—	(2,112)
Change in unrealized appreciation / depreciation on investments	—	(26,650)

Net realized/unrealized loss on investments	—	(28,762)

Change in net assets resulting from operations	$27,398,823	$2,062,636

See notes to financial statements.

Alpine Mutual Funds

Statement of Cash Flows
Year Ended October 31, 2007

Dynamic Financial Services Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,645,547
Purchases of investments	(60,573,985)
Proceeds from sale of investments	52,601,682
Increase in dividends and interest receivable	(3,512)
Decrease in prepaid expenses and other assets	2,234
Increase in accrued expenses and other liabilities	14,995
Unrealized depreciation on securities	1,492,423
Net realized gain from investments	(3,241,026)
(Receivable)/Payable from Adviser	(17,571)

Net cash used in operating activities	(8,079,213)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payable to custodian	2,930,906
Increase in loan payable	3,593,000
Proceeds from shares sold	10,326,286
Payment on fund shares redeemed	(8,230,258)
Cash distributions paid to shareholders	(540,721)

Net cash provided by financing activities	8,079,213

Net change in cash	—

CASH:
Beginning Balance	—

Ending Balance	$—

Supplemental disclosure of cash flows information:

During the year ended October 31, 2007, the Alpine Dynamic Financial Services Fund paid cash of $87,380 in interest.

Noncash financing activities consist of reinvestment of dividends and distributions of $434,665.

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Balance Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income	$1,790,901	$1,588,754
Net realized gain (loss) on:
Long transactions	5,978,903	3,250,394
Change in unrealized appreciation/depreciation on:
Investments	(3,900,340)	6,225,228

Change in net assets resulting from operations	3,869,464	11,064,376

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,657,490)	(1,535,036)
From net realized gain on investment	(3,303,924)	(1,667,049)

Change in net assets resulting from distributions to shareholders	(4,961,414)	(3,202,085)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,455,693	4,892,372
Dividends reinvested	4,556,609	2,949,759
Redemption fees	471	828
Cost of shares redeemed	(10,723,292)	(15,013,692)

Change in net assets from capital share transactions	(4,710,519)	(7,170,733)

Total change in net assets	(5,802,469)	691,558

NET ASSETS:
Beginning of year	98,162,220	97,470,662

End of year*	$92,359,751	$98,162,220

* Including undistributed net investment (loss) of:	$(26,712)	$(26,712)

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income	$180,226,241	$62,089,634
Net realized gain (loss) on:
Long transactions	(39,881,300)	(15,123,135)
Foreign currency translation	(6,542,403)	(2,349,707)
Option contracts expired or closed	401,898	—
Swaps	(1,492,792)	—
Change in unrealized appreciation/depreciation on:
Investments	63,257,867	27,430,694
Foreign currency translation	355,462	46,202

Change in net assets resulting from operations	196,324,973	72,093,688

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(151,334,543)	(57,422,280)

Change in net assets resulting from distributions to shareholders	(151,334,543)	(57,422,280)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,071,958,520	375,145,264
Dividends reinvested	115,362,111	44,232,625
Redemption fees	331,271	87,691
Cost of shares redeemed	(365,833,646)	(112,214,380)

Change in net assets from capital share transactions	821,818,256	307,251,200

Total change in net assets	866,808,686	321,922,608

NET ASSETS:
Beginning of year	633,263,500	311,340,892

End of year*	$1,500,072,186	$633,263,500

* Including undistributed net investment income of:	$28,530,268	$5,753,471

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Financial Services Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income (loss)	$(17,523)	$5,354
Net realized gain (loss) on:
Long transactions	3,241,026	527,695
Foreign currency translation	(35,852)	—
Swaps	(114,108)	—
Change in unrealized appreciation/depreciation on:
Investments	(1,492,423)	58,215
Foreign currency translation	64,427	—

Change in net assets resulting from operations	1,645,547	591,264

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,031)	(840)
From net realized gain on investments	(530,690)	—

Change in net assets resulting from distributions to shareholders	(540,721)	(840)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,859,139	7,434,176
Dividends reinvested	434,665	840
Redemption fees	4,434	1,701
Cost of shares redeemed	(8,127,045)	(483,145)

Change in net assets from capital share transactions	2,171,193	6,953,572

Total change in net assets	3,276,019	7,543,996

NET ASSETS:
Beginning of year	7,543,996	—

End of year*	$10,820,015	$7,543,996

* Including undistributed net investment income of:	$—	$4,514

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Innovators Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006(1)

OPERATIONS:
Net investment income	$123,309	$46,291
Net realized gain (loss) on:
Long transactions	1,889,483	41,166
Foreign currency translation	(563)	—
Swaps	9,260	—
Change in unrealized appreciation/depreciation on:
Investments	2,909,947	64,270

Change in net assets resulting from operations	4,931,436	151,727

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,794)	—
From net realized gain on investments	(41,166)	—

Change in net assets resulting from distributions to shareholders	(109,960)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	39,547,376	4,924,505
Dividends reinvested	108,857	—
Redemption fees	8,144	—
Cost of shares redeemed	(1,204,553)	(2,803)

Change in net assets from capital share transactions	38,459,824	4,921,702

Total change in net assets	43,281,300	5,073,429

NET ASSETS:
Beginning of year(1)	5,073,429	—

End of year*	$48,354,729	$5,073,429

* Including accumulated undistributed net investment income of:	$99,231	$46,291

(1)	Fund Commenced operations on July 11, 2006

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Municipal Money Market Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income	$27,398,823	$8,403,753
Net realized gain on investments	—	412

Change in net assets resulting from operations	27,398,823	8,404,165

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(33,794)	(40,599)
Distributions to Investor Class Shareholders:
From net investment income	(27,365,029)	(8,363,154)

Change in net assets resulting from distributions to shareholders	(27,398,823)	(8,403,753)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,947,019,443	715,101,834
Dividends reinvested	21,176,938	6,780,063
Cost of shares redeemed	(6,221,110,364)	(558,743,456)

Change in net assets from capital share transactions	747,086,017	163,138,441

Total change in net assets	747,086,017	163,138,853

NET ASSETS:
Beginning of year	368,444,134	205,305,281

End of year	$1,115,530,151	$368,444,134

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income	$2,091,398	$1,625,172
Net realized loss on investments	(2,112)	(55,360)
Change in unrealized appreciation (depreciation) on investments	(26,650)	126,839

Change in net assets resulting from operations	2,062,636	1,696,651

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders
From net investment income	(26,129)	(5,000)
From net realized gain on investments	—	(1)
Distributions to Investor Class Shareholders:
From net investment income	(2,061,503)	(1,621,428)
From net realized gain on investments	—	(11,074)

Change in net assets resulting from distributions to shareholders	(2,087,632)	(1,637,503)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,962,121	3,002,248
Dividends reinvested	2,032,302	1,613,847
Redemption fees	508	50
Cost of shares redeemed	(7,358,590)	(4,810,285)

Change in net assets from capital share transactions	14,636,341	(194,140)

Total change in net assets	14,611,345	(134,992)

NET ASSETS:
Beginning of year	45,668,889	45,803,881

End of year	$60,280,234	$45,668,889

* Including undistributed net investment income of:	$7,979	$4,213

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Balance Fund

	Year Ended October 31,

	2007	2006	2005	2004	2003

Per Share Data:
Net asset value per share, beginning of period	$13.72	$12.67	$12.44	$11.08	$9.17

Income from investment operations:
Net investment income	0.26	0.21	0.19	0.19	0.22
Net realized and unrealized gains on investments	0.28	1.26	0.85	1.37	1.91

Total from investment operations	0.54	1.47	1.04	1.56	2.13
Redemption fees	0.00 (a)	0.00 (a)	—	—	—

Less Distributions:
From net investment income	(0.24)	(0.20)	(0.19)	(0.20)	(0.22)
From net realized gains on investments	(0.47)	(0.22)	(0.62)	—	—

Total distributions	(0.71)	(0.42)	(0.81)	(0.20)	(0.22)

Net asset value per share, end of period	$13.55	$13.72	$12.67	$12.44	$11.08

Total return	4.03%	11.79%	8.46%	14.19%	23.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$92,360	$98,162	$97,471	$70,705	$53,756
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.16%	1.19%	1.21%	1.27%	1.51%
After waivers, reimbursements, and recoveries	1.16%	1.19%	1.31%	1.35%	1.35%
Ratio of net investment income to average net assets	1.87%	1.60%	1.60%	1.78%	2.26%
Portfolio turnover	28%	22%	36%	56%	39%

(a)	The amount is less than $0.005 per share.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Dividend Fund

	Year Ended October 31,				Period Ended October 31, 2003 (a)

	2007	2006	2005	2004

Per Share Data:
Net asset value per share, beginning of period	$12.52	$11.98	$12.34	$10.69	$10.00

Income from investment operations:
Net investment income	1.95	1.61	1.57	1.09 (b)	0.06
Net realized and unrealized gains (losses) on investments	0.61	0.51	(0.14)	1.51	0.63

Total from investment operations	2.56	2.12	1.43	2.60	0.69
Redemption fees	0.00 (c)	0.00 (c)	0.00 (c)	—	—

Less Distributions:
From net investment income	(1.76)	(1.58)	(1.51)	(0.95)	—
From net realized gains on investments	—	—	(0.28)	—	—

Total distributions	(1.76)	(1.58)	(1.79)	(0.95)	—

Net asset value per share, end of period	$13.32	$12.52	$11.98	$12.34	$10.69

Total return	21.66%	18.68%	11.85%	24.90%	6.90	%(e)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,500,072	$633,264	$311,335	$43,530	$13,527
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.15%	1.18%	1.20%	1.56%	3.11	%(d)
After waivers, reimbursements, and recoveries	1.15%	1.18%	1.23%	1.35%	1.35	%(d)
Ratio of net investment income to average net assets	15.65%	14.04%	14.22%	9.08%	5.69	%(d)
Portfolio turnover	216%	192%	216%	194%	9%

(a)	For the period from September 22, 2003 (inception of fund) to October 31, 2003.

(b)	Net investment income is calculated using average shares outstanding during the period.

(c)	The amount is less than $0.005 per share.

(d)	Annualized.

(e)	Not Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Year Ended October 31, 2007	Period Ended October 31, 2006 (a)

Per Share Data:
Net asset value per share, beginning of period	$12.13	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	0.02
Net realized and unrealized gains on investments	2.54	2.12

Total from investment operations	2.52	2.14
Redemption fees	0.00 (b)

Less Distributions:
From net investment income	(0.01)	(0.01)
From net realized gain on investments	(0.75)	—

Total distributions	(0.76)	(0.01)

Net asset value per share, end of period	$13.89	$12.13

Total return	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,820	$7,544
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	2.61%	2.53%
After waivers, reimbursements, and recoveries	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	(0.16)%	0.15%
Portfolio turnover	397%	106%

(a) For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b) The amount is less than $0.005 per share.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Year Ended October 31, 2007	Period Ended October 31, 2006 (a)

Per Share Data:
Net asset value per share, beginning of period	$10.31	$10.00

Income from investment operations:
Net investment income	0.07	0.09
Net realized and unrealized gains on investments	3.91	0.22

Total from investment operations	3.98	0.31
Redemption fees	0.01	—

Less Distributions:
From net investment income	(0.14)	—
From net realized gains on investments	(0.08)	—

Total distributions	(0.22)	—

Net asset value per share, end of period	$14.08	$10.31

Total return	39.47%	3.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$48,355	$5,073
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.53%	4.25	%(c)
After waivers, reimbursements and recoveries	1.33%	1.35	%(c)
Ratio of net investment income to average net assets	1.08%	3.18	%(c)
Portfolio turnover	135%	3.25%

(a) For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b) Not Annualized.

(c) Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Municipal Money Market Fund

		Year Ended October 31,		Period Ended October 31, 2004 (a)

	2007	2006	2005

Adviser Class Shares:
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.03	0.03	0.02	0.01

Total from investment operations	0.03	0.03	0.02	0.01

Less Distributions:
From net investment income	(0.03)	(0.03)	(0.02)	(0.01)

Total distributions	(0.03)	(0.03)	(0.02)	(0.01)

Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00

Total return	3.42%	3.07%	1.98%	0.89	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$430	$2,604	$617	$80
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.74%	0.78%	0.78%	0.93	%(c)
After waivers and reimbursements	0.51%	0.55%	0.53%	0.59	%(c)
Ratio of net investment income to average net assets	3.12%	3.06%	2.01%	0.90	%(c)

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Municipal Money Market Fund

		Year Ended October 31,			Period Ended October 31, 2003 (a)

	2007	2006	2005	2004

Investor Class Shares:
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.04	0.03	0.02	0.01	0.01

Total from investment operations	0.04	0.03	0.02	0.01	0.01

Less Distributions:
From net investment income	(0.04)	(0.03)	(0.02)	(0.01)	(0.01)

Total distributions	(0.04)	(0.03)	(0.02)	(0.01)	(0.01)

Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	3.68%	3.33%	2.24%	1.09%	1.00	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,115,100	$365,840	$204,689	$130,147	$59,126
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.49%	0.53%	0.53%	0.70%	0.73	%(c)
After waivers and reimbursements	0.26%	0.30%	0.27%	0.34%	0.32	%(c)
Ratio of net investment income to average net assets	3.37%	3.31%	2.26%	1.10%	1.09	%(c)

(a)	For the period from December 5, 2002 (inception of fund) to October 31, 2003.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

		Year Ended October 31,		Period Ended October 31, 2004 (a)

	2007	2006	2005

Adviser Class Shares:
Net asset value per share, beginning of period	$10.10	$10.03	$10.15	$10.26

Income from investment operations:
Net investment income	0.38	0.31	0.28	0.16	(b)
Net realized and unrealized gains (losses) on investments	0.00	0.09	(0.12)	(0.11)

Total from investment operations	0.38	0.40	0.16	0.05

Less Distributions:
From net investment income	(0.38)	(0.33)	(0.28)	(0.16)
From net realized gains on investments	—	— (f)	—	—

Total distributions	(0.38)	(0.33)	(0.28)	(0.16)

Net asset value per share, end of period	$10.10	$10.10	$10.03	$10.15

Total return	3.82%	4.01%	1.60%	0.55	%(c)
Ratios/Supplemental Data:
Net Assets at end of period	$871,630	$408,535	$112,454	$22,159
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.14%	1.16%	1.15%	1.25	%(d)
After waivers and reimbursements	0.85%	0.85%	0.85%	0.85	%(d)
Ratio of net investment income to average net assets	3.82%	3.33%	2.73%	2.41	%(d)
Portfolio turnover (e)	171%	96%	97%	55%

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(f)	Amount less than $.005.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

		Year Ended October 13,			Period Ended October 31, 2003 (a)

	2007	2006	2005	2004

Investor Class Shares:
Net asset value per share, beginning of period	$10.05	$10.03	$10.15	$10.18	$10.00

Income from investment operations:
Net investment income	0.40	0.36	0.30	0.27	0.23
Net realized and unrealized gains (losses) on investments	(0.01)	0.02	(0.12)	(0.02)	0.18

Total from investment operations	0.39	0.38	0.18	0.25	0.41

Less Distributions:
From net investment income	(0.40)	(0.36)	(0.30)	(0.27)	(0.23)
From net realized gains on investments	—	— (d)	—	(0.01)	—	(d)

Total distributions	(0.40)	(0.36)	(0.30)	(0.28)	(0.23)

Net asset value per share, end of period	$10.04	$10.05	$10.03	$10.15	$10.18

Total return	3.97%	3.88%	1.84%	2.42%	4.12	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$59,409	$45,260	$45,691	$51,302	$55,591
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.89%	0.91%	0.90%	1.04%	1.02	%(c)
After waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	4.07%	3.58%	2.98%	2.62%	2.48	%(c)
Portfolio turnover(e)	171%	96%	97%	55%	46%

(a)	For the period from December 6, 2002 (inception of fund) to October 31, 2003.

(b)	Not Annualized.

(c)	Annualized.

(d)	Amount less than $0.005.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
Year ended October 31, 2007

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, as open-ended management investment company. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, an Alpine Dynamic Financial Services Fund, and Alpine Dynamic Innovators Fund are four separate funds of the Series Trust. Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund are two separate funds of the Income Trust. Effective September 24, 2007, the Alpine Tax Optimized Fund changed its name to Alpine Ultra Short Tax Optimized Fund. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Municipal Money Market Fund, and Alpine Ultra Short Tax Optimized Income Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware Corporation and serves as investment manager to the Funds. The Board of Trustees approved the closing of the Adviser Class of the Municipal Money Market Fund on September 24, 2007. The final day of operation for this class was December 4, 2007.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and Ultra Short Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund are authorized to engage in short selling. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

borrow the security to deliver to the buyer when affecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

All short sales must be fully collateralized. Accordingly, the funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

D. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. For the year ended October 31, 2007, the average interest rate paid on outstanding borrowings was 6.80%, 5.98%, and 6.29%, for the Dynamic Balance Fund, Dynamic Dividend Fund, and the Dynamic Financial Services Fund, respectively.

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Total line of credit amount available	$30,872,852	$567,326,374	$6,074,410	$17,720,420
Line of credit outstanding at October 31, 2007	—	6,359,000	3,593,000	—
Line of credit amount unused at October 31, 2007	30,872,852	560,967,374	2,481,410	17,720,420
Average balance outstanding during the period	9,172	320,107	1,790,951	—
Interest expense incurred during the period	2,883	19,321	112,731	—

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Dynamic Balance, the Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and the Tax Optimized Income Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

G. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

H. Foreign Translation Transactions:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services and Dynamic Innovators Funds may invest up to 15%, 100%, 15% and 20%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Equity-Linked Structured Notes

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

K. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

L. New Accounting Pronouncements:

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) granted a six-month delay in the required implementation of FIN 48 for registered investment companies. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

3.	Capital Share Transactions

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Balance Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Shares sold	105,507	$1,455,693	370,139	$4,892,372
Shares issued in reinvestment of dividends	338,493	4,556,609	223,573	2,949,759
Redemption fees	—	471	—	828
Shares redeemed	(782,987)	(10,723,292)	(1,132,504)	(15,013,692)

Total net change	(338,987)	$(4,710,519)	(538,792)	$(7,170,733)

Dynamic Dividend Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Shares sold	81,648,499	$1,071,958,520	30,153,191	$375,145,264
Shares issued in reinvestment of dividends	8,874,167	115,362,111	3,582,605	44,232,625
Redemption fees	—	331,271	—	87,691
Shares redeemed	(28,518,733)	(365,833,646)	(9,111,449)	(112,214,380)

Total net change	62,003,933	$821,818,256	24,624,347	$307,251,200

Dynamic Financial Services Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Shares sold	789,667	$9,859,139	662,964	$7,434,176
Shares issued in reinvestment of dividends	34,969	434,665	81	840
Redemption fees	—	4,434	—	1,701
Shares redeemed	(667,395)	(8,127,045)	(41,230)	(483,145)

Total net change	157,241	$2,171,193	621,815	$6,953,572

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

Dynamic Innovators Fund

	Year Ended October 31, 2007		Period Ended October 31, 2006(1)

	Shares	Amount	Shares	Amount

Shares sold	3,025,024	$39,547,376	492,389	$4,924,505
Shares issued in reinvestment of dividends	10,487	108,857	—	—
Redemption fees	—	8,144	—	—
Shares redeemed	(92,581)	(1,204,553)	(279)	(2,803)

Total net change	2,942,930	$38,459,824	492,110	$4,921,702

(1)	Commenced operations on July 11, 2006.

Alpine Municipal Money Market Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Investor Class
Shares sold	6,946,498,894	$6,946,498,894	710,971,867	$710,996,325
Shares issued in reinvestment of dividends	21,148,612	21,148,611	6,751,219	6,751,219
Shares redeemed	(6,218,387,601)	(6,218,387,601)	(556,596,165)	(556,596,165)

Total net change	749,259,905	$749,259,904	161,126,921	$161,151,379

Adviser Class
Shares sold	521,785	$520,549	4,105,510	$4,105,509
Shares issued in reinvestment of dividends	27,091	28,327	28,844	28,844
Shares redeemed	(2,722,763)	(2,722,763)	(2,147,291)	(2,147,291)

Total net change	(2,173,887)	$(2,173,887)	1,987,063	$1,987,062

Alpine Ultra Short Tax Optimized Income Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Investor Class
Shares sold	1,893,951	$19,052,155	257,070	$2,582,229
Shares issued in reinvestment of dividends	199,835	2,007,061	160,542	1,610,154
Redemption fees	—	491	—	50
Shares redeemed	(684,690)	(6,888,073)	(466,588)	(4,682,994)

Total net change	1,409,096	$14,171,634	(48,976)	$(490,561)

Adviser Class
Shares sold	89,889	$909,966	41,598	$420,019
Shares issued in reinvestment of dividends	2,499	25,241	366	3,693
Redemption fees	—	17
Shares redeemed	(46,537)	(470,517)	(12,724)	(127,291)

Total net change	45,851	$464,707	29,240	$296,421

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Balance Fund	$19,406,424	$45,089,585	$6,294,091	$6,914,821
Dynamic Dividend Fund	3,207,383,316	2,326,123,744	—	—
Dynamic Financial Services Fund	53,625,251	50,234,763	—	—
Dynamic Innovators Fund	33,322,029	9,766,836	—	—
Ultra Short Tax Optimized Income Fund	136,427,612	122,445,000	—	—

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as the Funds’ distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $2,538 and the Tax Optimized Income Fund incurred $1,614 pursuant to the Plan for the year ended October 31, 2007.

The Plan for the Municipal Money Market Fund and the Tax Optimized Income may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine”) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Tax Optimized Income Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35% 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. For the year ended October 31, 2007, the Adviser agreed to reimburse the Municipal Money Market Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.21% to 0.30% of the Fund’s average daily net assets during year ended October 31, 2007. The expense caps for the Adviser Class Shares of the Municipal Money Market Fund and Tax Optimized Income Fund are 0.25% higher than the Investor Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2007, the Adviser waived investment advisory fees totaling $1,718,243, $148,724, $139,356 and $22,424 for the Municipal Money Market Fund, Tax Optimized Income Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund, respectively. The expense limitation will remain in effect unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

Reimbursed/absorbed expenses subject to potential recovery by year of expiration as follows:

Year of Expiration	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

10/31/08	$—	$—	$—	$574,245	$148,232
10/31/09	$—	$42,892	$42,102	$—	$—
10/31/10	$—	$139,356	$22,424	$1,718,243	$148,724

At October 31, 2007, the Dynamic Dividend Fund had $984 invested in the Municipal Money Market Fund.

7.	Federal Income Tax Information:

At October 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Municipal Money Market Fund	Ultra Short Tax Optimized Income Fund

Cost of investments	$73,107,575	$1,408,722,708	$13,412,769	$47,941,224	$1,101,729,031	$58,779,493

Gross unrealized appreciation	$20,884,197	$148,036,313	$644,725	$3,749,563	$—	$118,588

Gross unrealized depreciation	(7,217,519)	(73,239,648)	(2,231,812)	(775,777)	—	(27,510)

Net unrealized appreciation/depreciation	$13,666,678	$74,796,665	$(1,587,087)	$2,973,786	$—	$91,078

Undistributed ordinary income	$568,743	$28,530,268	$2,663,093	$1,950,071	$—	$7,979

Undistributed long-term capital gain	5,543,410	—	—	54,842	—	—

Total distributable earnings	$6,112,153	$28,530,268	$3,217,662	$2,004,913	$—	$7,979

Other accumulated gain/(losses)	$—	$(56,224,768)	$59,108	$(5,496)	$(412)	$(57,473)

Total accumulated earnings/(losses)	$19,778,831	$47,102,165	$1,695,250	$4,973,203	$(412)	$41,584

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

	2007	2006

Dynamic Balance Fund
Ordinary income	$2,193,895	$1,535,036
Long-term capital gain	2,767,519	1,667,049

	4,961,414	$3,202,085

Dynanic Dividend Fund
Ordinary income	$151,334,543	$57,422,280
Long-term capital gain	—	—

	$151,334,543	$57,422,280

Dynamic Financial Services Fund
Ordinary income	$540,721	$840
Long-term capital gain	—	—

	$540,721	$840

Dynamic Innovators Fund
Ordinary income	$109,960	$—
Long-term capital gain	—	—

	$109,960	$—

Municipal Money Market Fund
Exempt interest dividend	$27,398,638	$8,396,915
Ordinary income	185	6,838
Long-term capital gain	—	—

	$27,398,823	$8,403,753

Ultra Short Tax Optimized Income Fund
Ordinary income	$674,305	$316,991
Exempt interest dividends	1,413,327	1,309,437
Long-term capital gain	—	—

	$2,087,632	$1,626,428

Capital loss carryovers as of October 31, 2007 are as follows:

Expiration Date	Municipal Money Market Fund	Dynamic Dividend Fund	Ultra Short Tax Optimized Income Fund

10/31/2012	$412	—	—
10/31/2013	—	$4,335,047	—
10/31/2014	—	$15,084,034	$55,361
10/31/2015	—	$37,200,325	$2,112

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available gains.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Trustees
of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, and Alpine Dynamic Innovators Fund; and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Fund (collectively, the “Funds”), as of October 31, 2007 and the related statements of operations and changes in net assets for the periods indicated therein, and the financial highlights for the periods subsequent to October 31, 2003, and the statement of cash flows for the Alpine Dynamic Financial Services Fund for the year ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the period ended October 31, 2003 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2007, and the results of its operations, the changes in their net assets, financial highlights for the periods indicated in the first paragraph and the cash flows of Alpine Dynamic Financial Services Fund for the year ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 21, 2007

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2007

As a shareholder of the Dynamic Balance Fund and the Municipal Money Market Fund, Adviser and Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Dynamic Dividend Fund and the Tax Optimized Income Fund, Adviser & Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on in investment of $1,000 for the period 5/1/07-10/31/07.

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. Shareholders in the Tax Optimized Income Fund, Adviser & Investor Class, will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than 30 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Dynamic Balance Fund

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual (1)	$1,000.00	$983.10	$5.80
Hypothetical (2)	$1,000.00	$1,019.36	$5.90

(1)	Ending account values and expenses paid during period based on a (1.69)% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2007

Alpine Dynamic Dividend Fund

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual (1)	$1,000.00	$1,039.60	$5.91
Hypothetical (2)	$1,000.00	$1,014.41	$5.85

(1)	Ending account values and expenses paid during period based on a 3.96% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Dynamic Financial Services Fund

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual (1)	$1,000.00	$1,083.50	$7.09
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a 8.35% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Dynamic Innovators Fund

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual (1)	$1,000.00	$1,254.90	$7.67
Hypothetical (2)	$1,000.00	$1,018.40	$6.87

(1)	Ending account values and expenses paid during period based on a 25.49% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Municipal Money Market Fund
Adviser Class Shares

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual	$1,000.00	$1,017.30	$2.59
Hypothetical	$1,000.00	$1,022.63	$2.60

(1)	Ending account values and expenses paid during period based on a 1.73% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2007

Alpine Municipal Money Market Fund
Investor Class Shares

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual	$1,000.00	$1,018.60	$1.32
Hypothetical	$1,000.00	$1,023.89	$1.33

(1)	Ending account values and expenses paid during period based on a 1.86% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Ultra Short Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual	$1,000.00	$1,019.70	$4.33
Hypothetical	$1,000.00	$1,020.92	$4.33

(1)	Ending account values and expenses paid during period based on a 1.97% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period 5/1/07–10/31/07*

Actual	$1,000.00	$1,020.10	$3.06
Hypothetical	$1,000.00	$1,022.18	$3.06

(1)	Ending account values and expenses paid during period based on a 2.01% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2007

Investment Advisor and Advisory Contract

On December 18, 2006, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Advisor and Fund Counsel, the Board began a discussion to assess the overall quality of services. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund’s managed by the Advisor, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Advisor and the Fund, as well as the Board’s knowledge of the Advisor’s operations. The Trustees also considered the Advisor’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Advisor’s compliance procedures the Advisor’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer group.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Advisor, reviewing certain financial information and noting in particular whether the Advisor had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreements and any expense subsidization undertaken by the Advisor, as well as each Fund’s brokerage, and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Dynamic Financial Services Fund, the Dynamic Innovators Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2007

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2007 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Balance Fund	60.47%
Dynamic Dividend Fund	100.00%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	59.80%
Dynamic Balance Fund	44.70%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2007

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (79)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee of each of the Alpine Trusts.

H. Guy Leibler (53)	Independent Trustee	Indefinite, since the Trust’s inception	Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001–2004).	13	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.

Jeffrey E. Wacksman (47)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	13

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and the Alpine Global Premier Properties Fund.

Alpine Mutual Funds

Additional Information (Unaudited) —Continued
October 31, 2007

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (51)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997).	13	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (82)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (50), 2500 Westchester Ave. Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	12	None

Sheldon R. Flamm (59)	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (43)	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and the Alpine Global Premier Properties Fund.

[THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr.
Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte &Touche LLP
555 East Wells Street
Milwaukee, WI 53202

INVESTOR INFORMATION	DISTRIBUTOR
1(888)785.5578	Quasar Distributors, LLC
www.alpinefunds.com	615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
This material must be preceded or accompanied by a current prospectus.	New York, NY 10174
12/07

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2007	FYE 10/31/2006
Audit Fees	$68,750	$37,160
Audit-Related Fees	0	0
Tax Fees	$12,090	$6,536
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

2

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

At a Special Meeting of the shareholders of the Alpine Dynamic Financial Services Fund (the “Fund”) held on May 24, 2006, a Resolution was approved to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, (the “Act”) from a diversified to a non-diversified investment company. As a result, effective June 1, 2006, the Fund was no longer subject to the diversification limits described in Section 5(b)(1) of the Act and is permitted to invest a higher percentage of its assets in the securities of a particular issuer than previously had been permissible. The Investment Adviser believes this change allows the Fund to pursue more effectively its investment objective of long-term growth of capital and consistent above average total returns. However, there can be no assurance that the change in the sub-classification to non-diversified will result in enhanced investment performance

3

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Series Trust

By (Signature and Title)	/s/ Samuel A. Lieber
Samuel A. Lieber, President

Date	1/7/08

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Samuel A. Lieber
Samuel A. Lieber, President

Date	1/7/08

By (Signature and Title)*		/s/ Sheldon Flamm
Sheldon Flamm, Treasurer

Date	1/7/08

* Print the name and title of each signing officer under his or her signature.

5